Nuveen
                Municipal Closed-End
                     Exchange-Traded
                               Funds

SEMIANNUAL REPORT March 31, 2003

                                     NEW YORK
                                     NQN
                                     NVN
                                     NUN
                                     NNF
                                     NKO
                                     NRK


                         DEPENDABLE,
                     TAX-FREE INCOME
                             BECAUSE
             IT'S NOT WHAT YOU EARN,
               IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "I'D ALSO LIKE TO DIRECT YOUR ATTENTION TO THE INSIDE FRONT COVER OF THIS REPORT, WHICH EXPLAINS THE QUICK AND EASY PROCESS TO BEGIN RECEIVING FUND REPORTS LIKE THIS VIA E-MAIL AND THE INTERNET."

Dear
  SHAREHOLDER

I am pleased to report that over the period covered by this report, your Nuveen New York Fund has continued to provide you with attractive tax-free monthly income and a solid total return. For specific information about the performance of your Fund, please read the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2003

Nuveen New York Municipal Closed-End Exchange-Traded Funds (NQN, NVN, NUN, NNF, NKO, NRK)

Portfolio Manager's
               COMMENTS

Portfolio manager Paul Brennan reviews U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. With twelve years of investment experience, Paul assumed portfolio management responsibility for most of these New York Funds in 1999, adding NKO and NRK upon their inceptions in March 2002 and November 2002, respectively.


WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, underlying economic and market conditions have not changed significantly since our last shareholder report dated September 30, 2002. We believe the most influential factors affecting the performance of the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. In addition, continued geopolitical concerns, centering on Iraq and the ongoing threat of terrorism, also had an impact during this reporting period.

In the municipal market, the sluggish economic recovery and a general lack of inflationary pressures created conditions that helped many bonds perform well during the period ended March 31, 2003. After record issuance of $357 billion in calendar year 2002, municipal bond new issue supply nationwide remained strong during the first quarter of 2003. More than $83 billion in new municipal bonds were issued in January, February and March 2003, up 22% over the same period in 2002. Demand for municipal bonds also remained strong over most of this reporting period, as many individual investors continued to seek tax-free income and increased diversification for their portfolios. Institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies as well as non-traditional purchasers such as hedge funds, arbitrage accounts, and pension funds, also were active municipal buyers over this reporting period.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW YORK?

Despite a diverse economic base and per capita income levels that rank among the highest in the nation, the economies of both New York state and New York City have been significantly impacted by anemic growth, continued declines in the financial sector, the national recession in manufacturing, and a decline in tourism.

Like many other government entities, New York state and city are grappling with budget deficits stemming largely from a decline in tax revenues. Although the state managed to close a $5.8 billion shortfall in its fiscal 2003 budget by cutting expenses and drawing on rainy day reserves, it was unsuccessful in plugging a gap that subsequently appeared and ended fiscal 2003 with a $2 billion deficit. The state's proposed $90.8 billion fiscal 2004 budget includes a gap of $11.5 billion, and the state has indicated that without some form of special financing it may face a cash crisis as 2003 unfolds. Although a balanced budget was scheduled to be enacted by April 1, negotiations were still underway at the end of this reporting period, and - for the 19th consecutive year - the state was temporarily operating without a budget.

In New York City, the budgetary impact of the tax revenue decline was compounded by soaring public security costs. However, through expenditure reductions, federal and state aid, and Transitional Finance Authority (TFA) borrowing, the city was successful in balancing its fiscal 2003 budget. A subsequent shortfall was closed with further spending cuts and the largest property tax increase (18.5%) in New York City history, enabling the city to end fiscal 2003 with a projected $900 million surplus. Despite this surplus and $2.6 billion in spending cuts over the past 16 months, the city is again facing a deficit of about $3.8 billion in its fiscal 2004 budget. One proposal under study would reinstate the tax on the city's 800,000 commuters, which could raise as much as $1.4 billion, but which requires approval from the state government. If the commuter tax is not approved, a contingency plan that includes the layoff of 15,000 city employees is being evaluated. To date, New York City has taken the steps, no matter how difficult, to keep its budget balanced. This has been motivated in part by the state-mandated control and review processes that grew out of the city's fiscal problems in the 1970s.

In March 2003, Moody's reconfirmed its A2 and Standard & Poor's its AA credit ratings for the state. Moody's currently rates New York City A2 with a declining outlook, while S&P has assigned the city an A rating with a negative outlook. Municipal issuance in New York continued to be very robust, with $49 billion of new bonds in calendar year 2002, an increase of 117% over 2001, and $9 billion in the first quarter of 2003, up 91% over January-March 2002.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED MARCH 31, 2003?

Individual results for these Funds, as well as selected benchmarks, are presented in the accompanying table.


                                     TOTAL RETURN           LEHMAN      LIPPER
               MARKET YIELD                ON NAV    TOTAL RETURN1    AVERAGE2
------------------------------------------------------------------------------
                                           1 YEAR           1 YEAR      1 YEAR
                          TAXABLE-          ENDED            ENDED       ENDED
           3/31/03     EQUIVALENT3        3/31/03          3/31/03     3/31/03
------------------------------------------------------------------------------
NQN          6.21%           9.55%         16.04%           11.14%      13.30%
------------------------------------------------------------------------------
NVN          6.22%           9.57%         15.76%           11.14%      13.30%
------------------------------------------------------------------------------
NUN          6.24%           9.60%         15.93%           11.14%      13.30%
------------------------------------------------------------------------------
NNF          6.02%           9.26%         14.10%           11.14%      13.30%
------------------------------------------------------------------------------
NKO          6.04%           9.29%         13.55%           11.14%      13.30%
------------------------------------------------------------------------------
NRK          5.92%           9.11%            NA                 -           -
------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the twelve months ended March 31, 2003, all of the Funds in this report with at least one year of history outperformed the unleveraged, unmanaged Lehman Brothers New York Insured Tax-Free Bond Index, as well as their Lipper fund peer group average. Much of the Funds' outperformance of the Lehman Index is attributable to the leveraged structure of these Funds. Leverage is a strategy that can provide the opportunity for additional common shareholder income by accepting some additional price risk and volatility.

In addition to leverage, the relative performances of these Funds were influenced by other factors, including call exposure, portfolio trading activity and the price movement of specific sectors and holdings. For example, these insured Funds benefited from the fact that, over the one-year period, insured New York bonds tended to outperform many other sectors of the municipal bond market.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

As short-term interest rates remained at historically low levels, the Funds' use of leverage also enhanced their dividend-paying capabilities. The amount of this benefit is tied in part to the short-term rates these Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay MuniPreferred shareholders, which can potentially leave more earnings to support common share dividends. During the twelve months ended March 31, 2003, the continued low level of short-term interest rates enabled us to implement four dividend increases in NQN and three in NVN, NUN, and NNF. NKO has continued to pay an attractive monthly dividend since its first distribution in May 2002, and NRK, which was introduced in November 2002, declared its first monthly dividend in January 2003.

Over the course of the twelve-month period, the share prices of the four older Funds rose, while those of NKO and NRK declined slightly from their initial offering prices. As of March 31, 2003, the four older Funds and NKO were all trading at a discount to their common share net asset values,


1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers New York Insured Tax-Exempt Bond Index, an unleveraged index comprising a broad range of insured New York municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen New York Insured Funds are compared with the average annualized return of the nine funds in the Lipper New York Insured Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 35%.

while NRK was trading at a premium (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED MARCH 31, 2003?

Over this period, our strategic focus across all of these Funds continued to be on diversifying their portfolios, enhancing call protection and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we sought value in long-intermediate securities (i.e., bonds that mature in 15 to 20 years). In many cases, securities in this part of the yield curve were offering yields similar to those of longer-term bonds but, in our opinion, with less interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations of these Funds, making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns.

As the economic recovery continued to be sluggish and growth remained slow, we also tried to be ready for a scenario in which interest rates might stay relatively low over a longer period of time than some are now suggesting. We believe that structuring the portfolios with bonds offering maturities of 15 to 20 years helps to position the Funds for this environment as well.

During 2002, the Metropolitan Transportation Authority (MTA), which includes the Triborough Bridge and Tunnel Authority, restructured its debt program by issuing $15 billion in new bonds. As the new MTA issues came to market, all of the previous debt was either advance refunded or escrowed to maturity. Since we had accumulated large positions in MTA bonds in anticipation of the restructuring, the advance refunding increased our allocations of pre-refunded bonds in each of these Funds, benefiting the Funds'performance through significant price appreciation as well as enhanced credit quality.

The heavy issuance in the New York market over the past year provided us with increased opportunities to purchase the types of bond structures that we favor, especially as we worked to shorten the Funds' durations to help guard against the risk of rising interest rates. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. From a sector perspective, our portfolios remained heavily weighted in education bonds, which was one of the top performing groups among the Lehman revenue sectors for the twelve-month period.

Given the current geopolitical and economic climate, we also believed that maintaining strong credit quality remained a vital requirement for our Funds. As of March 31, 2003, the four older Funds were 100% invested in U.S. guaranteed and/or insured bonds, while NKO and NRK held 87% and 86%, respectively, of their portfolios in U.S. guaranteed or insured bonds. Although both NKO and NRK are predominantly invested in insured bonds, these two Funds are allowed to invest up to 20% in uninsured investment-grade (rated BBB or higher) securities. In addition, NRK cannot hold any bonds whose income is subject to the federal alternative minimum tax (AMT). As noted earlier, NRK declared its first dividend in January 2003, and we believe the portfolio is well invested and the Fund is in a good position to pay attractive monthly dividends going forward.

As part of their allocations of uninsured, investment-grade quality bonds, NKO and NRK currently hold modest positions in bonds backed by the master tobacco settlement agreement of 1998. Recently, the increased issuance of tobacco bonds by states with budget problems similar to New York's, as well as pending court cases against the tobacco companies, have weakened the prices of such bonds. However, the prices of New York tobacco bonds, especially those issued by New York City, generally have held up better than many issued in other states due to their more comprehensive debt service coverage. At the present time, our strategy is to maintain our current tobacco holdings while we continue to regularly evaluate the situation.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE FUNDS IN PARTICULAR?

In the municipal market, new issuance volume nationally should remain strong, as issuers continue to take advantage of the low rate environment. Given the current budget deficits in both New York City and state and their continued need for spending on infrastructure, education, and healthcare, we expect to see significant issuance of new municipal debt in New York. We think demand for tax-exempt municipal bonds should also remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk. Over the coming months, we will continue to closely monitor the budgetary situation in New York and watch for any impact on the state's credit rating.

Over the next two years, we believe that these Funds all offer adequate levels of call protection. The two newer Funds - NKO and NRK - do not face any significant call exposure for several years. In the four older Funds, as of March 31, 2003, the percentage of bonds eligible for calls during 2003 and 2004 ranged from 11% to 14%. The number of actual calls over the next two years will depend largely on market interest rates during this time.

Going forward, we plan to closely watch several areas of the market, including progress toward resolution of New York City and state budget deficits, the overall credit environment, and the direction of interest rates and inflation. Over the next twelve months, we expect to see our allocations of pre-refunded bonds drop, as we try to capture the appreciation in these bonds by selling them at a premium and redeploy the proceeds into other opportunities. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-paying capabilities.

Municipal bonds have performed well in recent years. However, there is no guarantee this trend will continue, which is why we believe it's important to maintain an appropriate balance of investments. As part of a well-structured, well-balanced portfolio, we believe your Nuveen Fund can continue to play an important role in helping you reach your long-term financial objectives.

Nuveen New York Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003

NQN

PIE CHART:
CREDIT QUALITY
INSURED                          78%
INSURED AND U.S. GUARANTEED      21%
U.S. GUARANTEED                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.56
--------------------------------------------------
Common Share Net Asset Value                $16.63
--------------------------------------------------
Market Yield                                 6.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.87%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.55%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $294,266
--------------------------------------------------
Average Effective Maturity (Years)           18.34
--------------------------------------------------
Leverage-Adjusted Duration                    7.79
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        14.51%        16.04%
--------------------------------------------------
5-Year                         4.22%         7.61%
--------------------------------------------------
10-Year                        5.37%         6.80%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
U.S. Guaranteed                                22%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.074
5/02                       0.074
6/02                       0.075
7/02                       0.075
8/02                       0.075
9/02                       0.0765
10/02                      0.0765
11/02                      0.0765
12/02                      0.0775
1/03                       0.0775
2/03                       0.0775
3/03                       0.0805


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.63
                           14.82
                           14.6
                           14.7
                           14.83
                           14.83
                           14.8
                           14.96
                           14.96
                           15.07
                           15.38
                           15.4
                           15.68
                           15.53
                           15.45
                           15.21
                           15.21
                           15.48
                           15.6
                           15.75
                           15.47
                           15.7
                           15.8
                           15.7
                           15.63
                           15.85
                           15.99
                           15.51
                           14.88
                           14.7
                           15.09
                           15.05
                           14.94
                           15.01
                           15.07
                           15.38
                           15.34
                           15.27
                           15.36
                           15.54
                           15.35
                           15.15
                           15.18
                           15.34
                           15.3
                           15.07
                           15.21
                           15.39
                           15.75
                           15.5
                           15.08
3/31/03                    15.45


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0867 per share.

Nuveen New York Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003

NVN

PIE CHART:
CREDIT QUALITY
INSURED                          83%
INSURED AND U.S. GUARANTEED      17%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.15
--------------------------------------------------
Common Share Net Asset Value                $16.11
--------------------------------------------------
Market Yield                                 6.22%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.89%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.57%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $377,292
--------------------------------------------------
Average Effective Maturity (Years)           18.92
--------------------------------------------------
Leverage-Adjusted Duration                    8.90
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        14.99%        15.76%
--------------------------------------------------
5-Year                         4.84%         7.00%
--------------------------------------------------
10-Year                        6.25%         6.76%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         25%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.0745
5/02                       0.0745
6/02                       0.076
7/02                       0.076
8/02                       0.076
9/02                       0.077
10/02                      0.077
11/02                      0.077
12/02                      0.077
1/03                       0.077
2/03                       0.077
3/03                       0.0785


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.51
                           14.49
                           14.52
                           14.55
                           14.7
                           14.68
                           14.62
                           14.75
                           14.78
                           15
                           14.99
                           15.1
                           15.28
                           15.3
                           15.6
                           15.18
                           15.15
                           15.4
                           15.69
                           15.39
                           15.13
                           15.18
                           15.62
                           15.48
                           15.56
                           15.62
                           15.63
                           15.44
                           14.6
                           14.65
                           14.64
                           14.95
                           14.9
                           14.76
                           14.83
                           15
                           14.9
                           14.95
                           15.16
                           15.27
                           14.9
                           14.77
                           14.81
                           14.85
                           14.87
                           14.72
                           14.88
                           15.02
                           15.28
                           14.75
                           14.6
3/31/03                    15.13


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1442 per share.

Nuveen New York Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003

NUN

PIE CHART:
CREDIT QUALITY
INSURED                          83%
INSURED AND U.S. GUARANTEED      16%
U.S. GUARANTEED                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.70
--------------------------------------------------
Common Share Net Asset Value                $16.00
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.60%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $385,246
--------------------------------------------------
Average Effective Maturity (Years)           18.41
--------------------------------------------------
Leverage-Adjusted Duration                    8.93
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.17%        15.93%
--------------------------------------------------
5-Year                         4.31%         6.83%
--------------------------------------------------
10-Year                        6.17%         6.81%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.0735
5/02                       0.0735
6/02                       0.0745
7/02                       0.0745
8/02                       0.0745
9/02                       0.0755
10/02                      0.0755
11/02                      0.0755
12/02                      0.0755
1/03                       0.0755
2/03                       0.0755
3/03                       0.0765


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.45
                           14.3
                           14.23
                           14.5
                           14.7
                           14.7
                           14.65
                           14.75
                           14.67
                           14.73
                           14.7
                           14.8
                           14.92
                           15
                           15.15
                           14.92
                           14.67
                           15.05
                           15.35
                           15.06
                           14.9
                           14.95
                           15.2
                           15.35
                           15.14
                           15.37
                           15.35
                           15.07
                           14.55
                           14.55
                           14.72
                           14.72
                           14.48
                           14.68
                           14.65
                           14.92
                           14.75
                           14.84
                           14.93
                           15.2
                           15.01
                           14.78
                           14.78
                           14.73
                           14.73
                           14.62
                           14.7
                           14.92
                           15.1
                           14.72
                           14.55
3/31/03                    14.56


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1911 per share.

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of March 31, 2003

NNF

PIE CHART:
CREDIT QUALITY
INSURED                          89%
INSURED AND U.S. GUARANTEED       8%
U.S. GUARANTEED                   3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.34
--------------------------------------------------
Common Share Net Asset Value                $16.01
--------------------------------------------------
Market Yield                                 6.02%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.60%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.26%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $133,252
--------------------------------------------------
Average Effective Maturity (Years)           18.68
--------------------------------------------------
Leverage-Adjusted Duration                    7.56
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.56%        14.10%
--------------------------------------------------
5-Year                         5.94%         6.84%
--------------------------------------------------
10-Year                        6.63%         7.03%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
4/02                       0.0735
5/02                       0.0735
6/02                       0.0745
7/02                       0.0745
8/02                       0.0745
9/02                       0.0755
10/02                      0.0755
11/02                      0.0755
12/02                      0.0755
1/03                       0.0755
2/03                       0.0755
3/03                       0.077


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.86
                           14.74
                           14.82
                           14.85
                           15.09
                           15.01
                           14.93
                           15.22
                           15.15
                           15.24
                           15.23
                           15.6
                           15.5
                           15.48
                           15.71
                           15.5
                           15.7
                           15.78
                           16.11
                           15.52
                           15.41
                           15.5
                           15.68
                           15.75
                           15.85
                           15.79
                           15.82
                           15.6
                           15.39
                           15
                           15.16
                           15.48
                           15.4
                           14.83
                           14.82
                           15.08
                           14.99
                           14.81
                           15.25
                           15.23
                           15.09
                           14.86
                           14.81
                           14.89
                           14.8
                           14.73
                           14.8
                           15.09
                           15.3
                           15.34
                           15.27
3/31/03                    15.37


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Nuveen Insured New York Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of March 31, 2003

NKO

PIE CHART:
CREDIT QUALITY
INSURED/U.S. GUARANTEED          87%
AAA (UNINSURED)                   2%
AA (UNINSURED)                    5%
A (UNINSURED)                     4%
BBB (UNINSURED)                   2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.79
--------------------------------------------------
Common Share Net Asset Value                $15.30
--------------------------------------------------
Market Yield                                 6.04%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.29%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $121,783
--------------------------------------------------
Average Effective Maturity (Years)           21.97
--------------------------------------------------
Leverage-Adjusted Duration                   11.62
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.72%        13.55%
--------------------------------------------------
Since Inception                4.72%        13.31%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         27%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------


BAR CHART:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0745
6/02                       0.0745
7/02                       0.0745
8/02                       0.0745
9/02                       0.0745
10/02                      0.0745
11/02                      0.0745
12/02                      0.0745
1/03                       0.0745
2/03                       0.0745
3/03                       0.0745


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     15.01
                           15.02
                           15.09
                           15
                           15
                           15.12
                           15.03
                           15.14
                           14.8
                           14.95
                           15.05
                           14.99
                           15
                           15
                           15.1
                           15.1
                           14.64
                           15.1
                           15.21
                           15.2
                           15
                           15.22
                           15.33
                           15.45
                           15.1
                           15.34
                           15.15
                           15.2
                           14.7
                           14.68
                           15
                           15
                           14.99
                           14.49
                           14.5
                           14.9
                           14.65
                           14.41
                           14.1
                           14.71
                           14.5
                           14.77
                           14.62
                           14.94
                           14.95
                           14.69
                           14.63
                           14.95
                           14.83
                           15
                           14.56
3/31/03                    14.7



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0783 per share.

Nuveen Insured New York Tax-Free Advantage Municipal Fund

Performance
   OVERVIEW As of March 31, 2003

NRK

PIE CHART:
CREDIT QUALITY
INSURED                          86%
AAA (UNINSURED)                   3%
AA (UNINSURED)                    7%
A (UNINSURED)                     3%
BBB (UNINSURED)                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.70
--------------------------------------------------
Common Share Net Asset Value                $14.36
--------------------------------------------------
Market Yield                                 5.92%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.11%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $50,391
--------------------------------------------------
Average Effective Maturity (Years)           23.07
--------------------------------------------------
Leverage-Adjusted Duration                   12.38
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 11/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -0.54%         1.74%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         42%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------


BAR CHART:
MONTHLY TAX-FREE DIVIDENDS PER SHARE
1/03                       0.0725
2/03                       0.0725
3/03                       0.0725


LINE CHART:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/22/02                   15.05
                           15.06
                           15
                           15
                           15
                           14.77
                           14.63
                           14.5
                           14.2
                           14.6
                           14.75
                           14.4
                           14.25
                           14.8
                           14.99
                           14.94
                           14.7
3/31/03                    14.6

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

Shareholder
       MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on December 18, 2002.
                                                                                                         NQN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                             Preferred      Preferred     Preferred
                                                                                 Common         Shares         Shares        Shares
                                                                                 Shares       Series-M       Series-T      Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                       15,867,601            933          2,351         2,366
   Withhold                                                                     143,420             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     16,011,021            933          2,372         2,366
====================================================================================================================================
Lawrence H. Brown
   For                                                                       15,866,601            933          2,351         2,366
   Withhold                                                                     144,420             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     16,011,021            933          2,372         2,366
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                       15,855,786            933          2,351         2,366
   Withhold                                                                     155,235             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     16,011,021            933          2,372         2,366
====================================================================================================================================
Peter R. Sawers
   For                                                                       15,863,419            933          2,351         2,366
   Withhold                                                                     147,602             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     16,011,021            933          2,372         2,366
====================================================================================================================================
Judith M. Stockdale
   For                                                                       15,863,726            933          2,351         2,366
   Withhold                                                                     147,295             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     16,011,021            933          2,372         2,366
====================================================================================================================================
William J. Schneider
   For                                                                               --            933          2,351         2,366
   Withhold                                                                          --             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                             --            933          2,372         2,366
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                               --            933          2,351         2,366
   Withhold                                                                          --             --             21            --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                             --            933          2,372         2,366
====================================================================================================================================

                                       12

                                                                                                         NVN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                             Preferred      Preferred     Preferred
                                                                                 Common         Shares         Shares        Shares
                                                                                 Shares       Series-T       Series-W     Series-TH
====================================================================================================================================
Robert P. Bremner
   For                                                                       21,004,733          1,701          2,306         3,396
   Withhold                                                                     169,635              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     21,174,368          1,704          2,317         3,417
====================================================================================================================================
Lawrence H. Brown
   For                                                                       21,004,733          1,701          2,306         3,396
   Withhold                                                                     169,635              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     21,174,368          1,704          2,317         3,417
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                       20,995,766          1,701          2,306         3,396
   Withhold                                                                     178,602              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     21,174,368          1,704          2,317         3,417
====================================================================================================================================
Peter R. Sawers
   For                                                                       21,005,768          1,701          2,306         3,396
   Withhold                                                                     168,600              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     21,174,368          1,704          2,317          3,417
====================================================================================================================================
Judith M. Stockdale
   For                                                                       20,998,806          1,701          2,306         3,396
   Withhold                                                                     175,562              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                     21,174,368          1,704          2,317         3,417
====================================================================================================================================
William J. Schneider
   For                                                                               --          1,701          2,306         3,396
   Withhold                                                                          --              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                             --          1,704          2,317         3,417
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                               --          1,701          2,306         3,396
   Withhold                                                                          --              3             11            21
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                             --          1,704          2,317         3,417
====================================================================================================================================

                                       13

Shareholder
           MEETING REPORT (continued)
                                                                                                 NUN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                              Preferred      Preferred      Preferred     Preferred
                                                                   Common        Shares         Shares         Shares        Shares
                                                                   Shares      Series-M       Series-W      Series-TH      Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                         21,741,300         2,144          2,099          2,337         1,022
   Withhold                                                       289,738            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       22,031,038         2,144          2,122          2,358         1,025
====================================================================================================================================
Lawrence H. Brown
   For                                                         21,753,680         2,144          2,099          2,337         1,022
   Withhold                                                       277,358            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       22,031,038         2,144          2,122          2,358         1,025
====================================================================================================================================
Anne E. Impellizzeri
   For                                                         21,742,303         2,144          2,099          2,337         1,022
   Withhold                                                       288,735            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       22,031,038         2,144          2,122          2,358         1,025
====================================================================================================================================
Peter R. Sawers
   For                                                         21,756,403         2,144          2,099          2,337         1,022
   Withhold                                                       274,635            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       22,031,038         2,144          2,122          2,358         1,025
====================================================================================================================================
Judith M. Stockdale
   For                                                         21,760,142         2,144          2,099          2,337         1,022
   Withhold                                                       270,896            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       22,031,038         2,144          2,122          2,358         1,025
====================================================================================================================================
William J. Schneider
   For                                                                 --         2,144          2,099          2,337         1,022
   Withhold                                                            --            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --         2,144          2,122          2,358         1,025
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                 --         2,144          2,099          2,337         1,022
   Withhold                                                            --            --             23             21             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --         2,144          2,122          2,358         1,025
====================================================================================================================================


                                       14

                                                                                                                 NNF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                                                            Preferred     Preferred
                                                                                                Common         Shares        Shares
                                                                                                Shares       Series-M      Series-T
====================================================================================================================================
Robert P. Bremner
   For                                                                                       7,689,312          1,273         1,258
   Withhold                                                                                     70,259              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     7,759,571          1,274         1,261
====================================================================================================================================
Lawrence H. Brown
   For                                                                                       7,689,912          1,273         1,258
   Withhold                                                                                     69,659              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     7,759,571          1,274         1,261
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                                       7,689,771          1,273         1,258
   Withhold                                                                                     69,800              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     7,759,571          1,274         1,261
====================================================================================================================================
Peter R. Sawers
   For                                                                                       7,689,771          1,273         1,258
   Withhold                                                                                     69,800              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     7,759,571          1,274         1,261
====================================================================================================================================
Judith M. Stockdale
   For                                                                                       7,689,312          1,273         1,258
   Withhold                                                                                     70,259              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                     7,759,571          1,274         1,261
====================================================================================================================================
William J. Schneider
   For                                                                                              --          1,273         1,258
   Withhold                                                                                         --              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            --          1,274         1,261
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                              --          1,273         1,258
   Withhold                                                                                         --              1             3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                            --          1,274         1,261
====================================================================================================================================

                                       15

                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.6%

$       5,030   The Trust for Cultural Resources of the City of New York, New York,   7/09 at 101.00         AAA        $ 5,574,095
                 Revenue Bonds, Series 1999A (American Museum of Natural
                 History), 5.750%, 7/01/29 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          3,220,290
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29 - MBIA Insured

        4,375   Dormitory Authority of the State of New York, Long Island             9/06 at 102.00         AAA          4,689,475
                 University, Insured Revenue Bonds, Series 1996,
                 5.500%, 9/01/26 - FSA Insured

        1,000   Dormitory Authority of the State of New York, Siena College,          7/07 at 102.00         AAA          1,104,410
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26 -
                 MBIA Insured

        2,000   Dormitory Authority of the State of New York, Fordham                 7/08 at 101.00         AAA          2,025,320
                 University, Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/28 - MBIA Insured

        6,500   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          6,700,720
                 Bonds, Series 1998, New York Medical College,
                 5.000%, 7/01/21 - MBIA Insured

        3,500   Dormitory Authority of the State of New York, The Culinary            7/09 at 101.00         AAA          3,598,595
                 Institute of America, Insured Revenue Bonds, Series 1999,
                 5.000%, 7/01/22 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Upstate Community       7/10 at 101.00         AAA          2,216,600
                 Colleges, Revenue Bonds, Series 2000A, 5.750%, 7/01/29 -
                 FSA Insured

        1,250   Dormitory Authority of the State of New York, Pace University         7/10 at 101.00         AAA          1,430,825
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

        1,200   Dormitory Authority of the State of New York, Cooper Union            7/09 at 101.00         AAA          1,403,340
                 Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29 -
                 MBIA Insured

        2,945   Dormitory Authority of the State of New York, City University         7/10 at 100.00         AAA          3,062,211
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/21 - FGIC Insured

        2,000   Dormitory Authority of the State of New York, Yeshiva                 7/11 at 100.00         AAA          2,105,480
                 University, Insured Revenue Bonds, Series 2001,
                 5.000%, 7/01/18 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.1%

        2,000   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA          2,136,160
                 Health System Bonds, 1999 Series A, 5.125%, 2/15/14 -
                 AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,400    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,535,216
        2,100    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          2,204,664

        1,000   Dormitory Authority of the State of New York, Maimonides              2/06 at 102.00         AAA          1,049,510
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

        3,135   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          3,170,237
                 Insured Revenue Bonds (Southside Hospital), Series 1998,
                 5.000%, 2/15/25 - MBIA Insured

        6,080   Dormitory Authority of the State of New York, The New York            2/08 at 101.00         AAA          6,121,952
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        5,000   Dormitory Authority of the State of New York, Highland                2/08 at 102.00         AAA          5,180,600
                 Hospital of Rochester, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1997A, 5.400%, 8/01/27 -
                 MBIA Insured

        3,280   Dormitory Authority of the State of New York (North Shore            11/08 at 101.00         AAA          3,340,975
                 Health System Obligated Group), North Shore University
                 Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Montefiore Medical
                Center, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1999:
          985    5.250%, 8/01/19 - AMBAC Insured                                      8/09 at 101.00         AAA          1,063,209
        4,000    5.500%, 8/01/38 - AMBAC Insured                                      8/09 at 101.00         AAA          4,188,520


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       8,000   Dormitory Authority of the State of New York (Catholic Health         7/09 at 101.00         AAA        $ 8,449,040
                 Services of Long Island Obligated Group), St. Charles Hospital
                 and Rehabilitation Center Revenue Bonds, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,500   Dormitory Authority of the State of New York (Catholic Health         7/09 at 101.00         AAA          1,584,195
                 Services of Long Island Obligated Group), St. Francis
                 Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/22 -
                 MBIA Insured

        3,000   Dormitory Authority of the State of New York, New Island              7/09 at 101.00         AAA          3,271,890
                 Hospital Insured Revenue Bonds, Series 1999A,
                 5.750%, 7/01/19 - AMBAC Insured

        8,525   Dormitory Authority of the State of New York, Winthrop South          7/11 at 101.00         AAA          8,856,623
                 Nassau University Health System Obligation Group, Series 2001B,
                 South Nassau Communities Hospital Revenue Bonds,
                 5.250%, 7/01/26 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.2%

                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
        1,970    6.100%, 11/01/15 - FSA Insured                                       5/06 at 102.00         AAA          2,179,096
        2,985    6.125%, 11/01/20 - FSA Insured                                       5/06 at 102.00         AAA          3,279,858

          845   New York State Housing Finance Agency, Insured Multifamily            8/04 at 102.00         AAA            883,600
                 Mortgage Housing Revenue Bonds, 1994 Series B,
                 6.250%, 8/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7%

        1,965   State of New York Mortgage Agency, Homeowner Mortgage                 4/07 at 102.00         AAA          2,089,777
                 Revenue Bonds, Series 63, 6.125%, 4/01/27 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        3,000   Castle Rest Residential Health Care Facility, Syracuse, New York,     8/07 at 102.00         AAA          3,054,630
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37 (Optional put 8/01/07)

        1,185   Village of East Rochester Housing Authority, New York,                8/07 at 102.00         AAA          1,259,288
                 FHA-Insured Mortgage Revenue Bonds (St. Johns Meadows
                 Project), Series 1997A, 5.750%, 8/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.2%

          500   Village of Freeport, Nassau County, New York, Various Purpose         4/10 at 101.00         Aaa            581,070
                 Serial Bonds, 2000 Series A, 6.000%, 4/01/18 - FGIC Insured

                Germantown Central School District, Columbia County, New York,
                School District Serial Bonds, Series 1999:
          700    5.400%, 6/15/17 - FGIC Insured                                       6/08 at 101.00         Aaa            773,066
          700    5.400%, 6/15/18 - FGIC Insured                                       6/08 at 101.00         Aaa            768,495

        2,000   Town of Hempstead, New York, General Obligation Bonds,                1/11 at 101.00         Aaa          2,205,180
                 Series 2001A, 5.250%, 1/15/14 - MBIA Insured

          700   Jericho Union Free School District, Nassau County, New York,          8/09 at 101.00         Aaa            784,371
                 School District Serial Bonds, Series 2000, 5.600%, 8/01/18 -
                 MBIA Insured

                Monticello Central School District, Sullivan County, New York,
                Serial Bonds, Series 2000:
        1,905    6.000%, 6/15/18 - FGIC Insured                                       6/09 at 101.00         AAA          2,216,487
        2,000    6.000%, 6/15/19 - FGIC Insured                                       6/09 at 101.00         AAA          2,319,060
        2,165    6.000%, 6/15/20 - FGIC Insured                                       6/09 at 101.00         AAA          2,510,382

                County of Nassau, New York, General Obligation Serial General
                Improvement Bonds, Series F:
        1,505    6.500%, 3/01/17 - FSA Insured                                        3/10 at 100.00         AAA          1,769,564
        1,000    6.500%, 3/01/19 - FSA Insured                                        3/10 at 100.00         AAA          1,172,450
          910    6.500%, 3/01/20 - FSA Insured                                        3/10 at 100.00         AAA          1,063,908

                County of Nassau, New York, General Obligation Serial General
                Improvement Bonds, Series B:
        2,005    5.250%, 6/01/22 - AMBAC Insured                                      6/09 at 102.00         AAA          2,096,087
        1,000    5.250%, 6/01/23 - AMBAC Insured                                      6/09 at 102.00         AAA          1,038,940

          805   County of Nassau, New York, General Obligation Serial General         9/09 at 102.00         Aaa            872,540
                 Improvement Bonds, Series D, 5.300%, 9/01/17 - FSA Insured

        1,500   Town of North Hempstead, Nassau County, New York, General             3/08 at 101.00         Aaa          1,544,040
                 Obligation Refunding Serial Bonds, 1998 Series B,
                 4.750%, 3/01/18 - FGIC Insured


                                       17


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                County of Oneida, New York, General Obligation Public
                Improvement Bonds, Series 2000:
$         500    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA        $   547,280
          500    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            544,030

          255   City of Port Jervis, Orange County, New York, Water Improvement       3/09 at 101.00         Aaa            269,392
                 Serial Bonds, Series 1999, 5.625%, 3/15/24 - FGIC Insured

                County of Suffolk, New York, Public Improvement Serial Bonds,
                2000 Series A:
        1,130    5.750%, 5/01/17 - MBIA Insured                                       5/10 at 101.00         AAA          1,281,036
        1,100    6.000%, 5/01/18 - MBIA Insured                                       5/10 at 101.00         AAA          1,271,149
          610    6.000%, 5/01/19 - MBIA Insured                                       5/10 at 101.00         AAA            702,391
          640    6.000%, 5/01/20 - MBIA Insured                                       5/10 at 101.00         AAA            736,762


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.4%

        2,760   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          3,040,278
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,250    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          1,367,888
        1,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          1,087,930
        2,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,036,180
        3,500    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          3,552,850

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        6,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          6,269,280
        3,500    5.000%, 11/15/32 - FSA Insured                                      11/12 at 100.00         AAA          3,554,600

        3,125   Nassau Health Care Corporation, New York, Health System               8/09 at 102.00         AAA          3,434,438
                 Revenue Bonds, Series 1999 (Nassau County, New York
                 Guaranteed), 5.750%, 8/01/29 - FSA Insured

        3,025   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          3,410,809
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30 -
                 AMBAC Insured

       10,000   New York City Transitional Finance Authority, New York, Future        5/08 at 101.00         AAA          9,506,500
                 Tax Secured Bonds, Fiscal 1998 Series B, 4.500%, 11/15/27 -
                 FGIC Insured

        2,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          2,134,380
                 Future Tax Secured Bonds, Fiscal 2003 Series C,
                 5.250%, 8/01/20 - AMBAC Insured

        2,510   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA          2,589,542
                 Tax Secured Bonds, Fiscal 2003 Series D Refunding,
                 5.000%, 2/01/22 - MBIA Insured

        5,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          5,550,150
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

        1,250   Dormitory Authority of the State of New York, Leake and Watts         7/04 at 102.00         AAA          1,338,850
                 Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

        2,250   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          2,344,927
                 Bonds (853 Schools Program - 1998 Issue 2), Saint Anne
                 Institute Insured Revenue Bonds, Series 1998E,
                 5.000%, 7/01/18 - AMBAC Insured

        1,340   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          1,506,281
                 Bonds (853 Schools Program - 1999 Issue 2), Anderson
                 School, Series 1999E, 5.750%, 7/01/19 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Special Act             7/09 at 101.00         AAA          2,248,180
                 School Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19 - MBIA Insured

        4,300   Dormitory Authority of the State of New York, Mental Health           2/06 at 102.00         AAA          4,484,900
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26 - MBIA Insured

        3,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AAA          3,310,230
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22 - MBIA Insured

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Bonds, Series 2001A:
        1,145    5.500%, 8/15/19 - MBIA Insured                                       8/11 at 100.00         AAA          1,240,275
        1,210    5.500%, 8/15/20 - MBIA Insured                                       8/11 at 100.00         AAA          1,303,630

        2,480   Dormitory Authority of the State of New York, Mental Health           8/11 at 100.00         AAA          2,686,361
                 Services Facilities Improvement Revenue Bonds, Series 2001B,
                 5.500%, 8/15/19 - MBIA Insured


                                       18


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,670   Dormitory Authority of the State of New York, Mental Health           8/10 at 100.00         AAA        $ 1,867,561
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.875%, 2/15/16 - FSA Insured

        2,265   New York State Environmental Facilities Corporation, Riverbank        4/07 at 100.00         AAA          2,309,235
                 State Park, Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22 - AMBAC Insured

        1,750   New York Local Government Assistance Corporation (a public            4/08 at 101.00         AAA          1,796,970
                 benefit corporation of the State of New York), Series 1997B,
                 Refunding Bonds, 4.875%, 4/01/20 - MBIA Insured

        3,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          3,091,470
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

           35   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA             36,578
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 - MBIA Insured

           40   New York State Medical Care Facilities Finance Agency,                8/04 at 102.00         AAA             43,181
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series E, 6.250%, 8/15/19 - FGIC Insured

        2,080   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          2,182,586
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 -
                 MBIA Insured

        1,000   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00         AAA          1,016,050
                 Income Tax Revenue Bonds, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured

        4,600   Dormitory Authority of the State of New York, School Districts       10/12 at 100.00         AAA          4,833,450
                 Financing Program Revenue Bonds, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002B:
        1,290    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA          1,410,215
        1,300    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          1,411,982
        2,000    5.000%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          2,083,100

        3,500   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          3,790,815
                 Fund Bonds, Series 2002A, 5.250%, 4/01/17 - FSA Insured

        2,225   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          2,353,605
                 Trust Fund, Series 2003A, Second General, 5.250%, 4/01/22
                 (WI, settling 4/03/03) - MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101.00         AAA          1,144,250
                 Revenue Bonds, Series B, 5.875%, 7/01/35 - MBIA Insured

        2,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,            8/09 at 101.00         AAA          2,222,020
                 5.500%, 8/01/19 - FSA Insured

        1,435   Industrial Development Agency, Suffolk County, New York,             10/10 at 102.00         Aaa          1,656,205
                 Civic Facility Revenue Bonds, Series 1999A (Hampton Bays
                 Public Library Project), 6.000%, 10/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.2%

        2,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          2,194,820
                 Revenue Bonds, Series 2002A Refunding, 5.500%, 11/15/19 -
                 AMBAC Insured

        2,300   Niagara Frontier Transportation Authority, Buffalo, New York,         4/09 at 101.00         AAA          2,429,375
                 Niagara International Airport, Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        5,000   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          5,300,050
                 Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

        5,025   The Port Authority of New York and New Jersey, Special               12/07 at 100.00         AAA          5,385,343
                 Project Bonds, Series 6, JFK International Air Terminal
                 LLC Project, 5.750%, 12/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
        5,250    7.000%, 7/01/14 (Alternative Minimum Tax) - FGIC Insured             7/03 at 100.00         AAA          5,424,300
       11,500    6.000%, 7/01/21 (Alternative Minimum Tax) - FGIC Insured             7/03 at 100.00         AAA         11,744,950

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            895,307
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,428,800


                                       19


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 34.8%

                City of Buffalo, New York, General Obligation Bonds, Series 1999D:
$         525    6.000%, 12/01/18 (Pre-refunded to 12/01/09) - FSA Insured           12/09 at 101.00         AAA        $   629,123
          425    6.000%, 12/01/19 (Pre-refunded to 12/01/09) - FSA Insured           12/09 at 101.00         AAA            509,290

        1,230   City of Buffalo, New York, School Bonds, Series 1999E,               12/09 at 101.00         AAA          1,473,122
                 6.000%, 12/01/18 (Pre-refunded to 12/01/09) - FSA Insured

                Chitennango Central School District, Madison and Onondaga
                Counties, New York, Serial Bonds, Series 2000:
        1,125    5.650%, 6/15/18 (Pre-refunded to 6/15/09) - FGIC Insured             6/09 at 101.00         AAA          1,314,000
        1,185    5.650%, 6/15/19 (Pre-refunded to 6/15/09) -FGIC Insured              6/09 at 101.00         AAA          1,384,080

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          265    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            311,017
          200    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            234,730
          200    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            234,730

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/17 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,657,793
        1,410    5.750%, 6/15/18 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,657,793

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          330    5.750%, 6/01/18 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            385,288
          330    5.750%, 6/01/19 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            385,288

        2,210   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          2,329,539
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured

       10,215   Metropolitan Transportation Authority, New York, Commuter             7/09 at 100.00         AAA         11,694,234
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                 (Pre-refunded to 7/01/09) - FGIC Insured

        2,650   Metropolitan Transportation Authority, New York, Commuter             7/13 at 100.00         AAA          2,959,494
                 Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
                 (Pre-refunded to 7/01/13) - AMBAC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23 (Pre-refunded to 10/01/15) - FGIC Insured           10/15 at 100.00         AAA          5,674,485
        7,600    4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured           10/15 at 100.00         AAA          8,285,444

        1,000   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          1,118,380
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured

        1,550   The City of New York, New York, General Obligation Bonds,             6/03 at 100.00         AAA          1,565,035
                 Fiscal 1991 Series B, 7.000%, 6/01/04 - AMBAC Insured

                The City of New York, New York, General Obligation Bonds, Fiscal
                1990 Series I:
          950    7.250%, 8/15/14 - AMBAC Insured                                      8/03 at 100.00         AAA          1,026,048
        1,270    7.250%, 8/15/17 - AMBAC Insured                                      8/03 at 100.00         AAA          1,371,664

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series A:
        3,030    7.250%, 3/15/18 - FSA Insured                                        9/03 at 100.00         AAA          3,412,841
        2,250    7.250%, 3/15/19 - FSA Insured                                        9/03 at 100.00         AAA          2,397,960

          340   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            406,949
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series B, 6.100%, 6/15/31 (Pre-refunded to 6/15/10) -
                 MBIA Insured

        1,085   Dormitory Authority of the State of New York, Judicial                  No Opt. Call         AAA          1,367,133
                 Facilities Lease Revenue Bonds (Suffolk County Issue),
                 Series 1986, 7.375%, 7/01/16 - BIG Insured

        1,000   Dormitory Authority of the State of New York, City University         7/05 at 102.00         AAA          1,054,400
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1995 Series 1, 5.375%, 7/01/25 (Pre-refunded
                 to 7/01/05) - AMBAC Insured

        5,000   Dormitory Authority of the State of New York, City University         7/09 at 101.00         AAA          5,367,150
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1999 Series 1, 5.500%, 7/01/29 (Pre-refunded
                 to 7/01/09) - FSA Insured

        4,000   Dormitory Authority of the State of New York, City University         7/10 at 100.00         AAA          4,106,840
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/24 (Pre-refunded
                 to 7/01/10) - FGIC Insured

        4,150   New York State Housing Finance Agency, State University                 No Opt. Call         AAA          4,612,352
                 Construction Bonds, 1986 Series A, 7.900%, 11/01/06


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       3,140   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA        $ 3,476,765
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 (Pre-refunded
                 to 2/15/05) - MBIA Insured

        6,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          6,732,000
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to
                 2/15/05) - AMBAC Insured

        5,915   Dormitory Authority of the State of New York, Revenue                 5/12 at 101.00         AAA          6,685,606
                 Bonds, State University Educational Facilities, Series 2002A,
                 5.125%, 5/15/20 (Pre-refunded to 5/15/12) - FGIC Insured

        4,150   New York State Thruway Authority, General Revenue Bonds,              1/05 at 102.00         AAA          4,573,964
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05) -
                 FGIC Insured

        7,900   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          9,303,277
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) -
                 AMBAC Insured

        1,000   Commonwealth of Puerto Rico, General Obligation Public                7/10 at 100.00         AAA          1,168,000
                 Improvement Bonds, 5.750%, 7/01/26 (Pre-refunded
                 to 7/01/10) - MBIA Insured

        1,630   Watertown City School District, Jefferson County, New York,           6/09 at 101.00         AAA          1,913,049
                 General Obligation Bonds, Series 2000, 5.750%, 6/15/19
                 (Pre-refunded to 6/15/09) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        9,000    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          9,227,160
        3,000    5.750%, 12/01/24 - FSA Insured                                       6/08 at 101.00         AAA          3,289,200
        3,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          3,089,100

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,517,825
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,576,175

        2,275   New York State Energy Research and Development Authority,             5/03 at 101.50         AAA          2,329,236
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        2,250   New York State Energy Research and Development Authority,             7/03 at 102.00         AAA          2,299,613
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative
                 Minimum Tax) - MBIA Insured

        1,000   New York State Energy Research and Development Authority,             7/05 at 102.00         AAA          1,050,790
                 Pollution Control Revenue Bonds (New York State Electric
                 and Gas Corporation Project), Series 1987A, 6.150%, 7/01/26
                 (Alternative Minimum Tax) - MBIA Insured

        2,500   New York State Energy Research and Development Authority,             5/03 at 101.00         AAA          2,553,950
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation Project, Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax) - MBIA Insured

        2,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          2,164,640
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation Project, Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5%

        3,655   Buffalo, New York, Municipal Water Finance Authority, Water           7/09 at 101.00         AAA          4,183,184
                 System Revenue Bonds, Series 1999, 6.000%, 7/01/29 -
                 FSA Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          5,520,850
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA          1,101,640
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29 - FSA Insured

        4,750   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          5,116,320
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32 - FGIC Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          2,074,720
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33 - FGIC Insured

        1,660   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,938,897
                 Water and Sewer System Revenue Bonds, Fiscal 2000
                 Series B, 6.100%, 6/15/31 - MBIA Insured


                                       21


                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       5,000   Suffolk County Water Authority, New York, Water System                6/03 at 102.00         AAA        $ 5,127,550
                 Revenue Bonds, Series 1994, 5.000%,  6/01/17 -
                 MBIA Insured

        2,750   Western Nassau County Water Authority, New York, System               5/06 at 102.00         AAA          2,998,240
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     399,475   Total Long-Term Investments (cost $390,254,501) - 145.8%                                                429,086,711
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.1%                                                                      9,179,495
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.9)%                                                       (144,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $294,266,206
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       22


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.3%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds, UBF Faculty-Student Housing Corporation
                - Village Green Project, Series 2000A:
$       1,315    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA        $ 1,460,978
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            673,446

          500   Industrial Development Agency, Town of Amherst, New York,             8/10 at 102.00         AAA            555,505
                 Civic Facility Revenue Bonds, UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project, Series 2000B, 5.625%,
                 8/01/20 - AMBAC Insured

        1,000   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          1,020,950
                 Civic Facility Revenue and Refunding Bonds (Hofstra University
                 Project), Series 1998, 5.000%, 7/01/23 - MBIA Insured

        1,000   The Trust for Cultural Resources of the City of New York,             7/09 at 101.00         AAA          1,108,170
                 New York, Revenue Bonds, Series  1999A (American Museum
                 of Natural History), 5.750%, 7/01/29 - AMBAC Insured

        7,250   New York City Industrial Development Agency, New York,                1/09 at 101.00         AAA          7,337,725
                 Civic Facility Revenue Bonds (Horace Mann School Project),
                 5.000%, 7/01/28 - MBIA Insured

        2,095   Dormitory Authority of the State of New York, Lease Revenue           7/11 at 100.00         AAA          2,288,431
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/18 - FGIC Insured

       12,875   Dormitory Authority of the State of New York, Mount Sinai             7/03 at 100.00         AAA         13,058,340
                 School of Medicine, Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15 - MBIA Insured

        1,870   Dormitory Authority of the State of New York, Fordham                 7/03 at 100.00         AAA          1,878,602
                 University, Insured Revenue Bonds, Series 1990,
                 7.200%, 7/01/15 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Siena College,          7/07 at 102.00         AAA          2,208,820
                 Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26 -
                 MBIA Insured

        2,860   Dormitory Authority of the State of New York, Fordham                 7/08 at 101.00         AAA          2,896,208
                 University, Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/28 - MBIA Insured

        4,500   Dormitory Authority of the State of New York, Ithaca College,         7/08 at 101.00         Aaa          4,638,960
                 Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21 -
                 AMBAC Insured

        1,500   Dormitory Authority of the State of New York, Upstate                 7/10 at 101.00         AAA          1,662,450
                 Community Colleges, Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

                Dormitory Authority of the State of New York, University of
                Rochester, Revenue Bonds, Series 2000A:
        1,990    0.000%, 7/01/17 - MBIA Insured                                       7/10 at 101.00         AAA          1,456,501
        2,235    0.000%, 7/01/18 - MBIA Insured                                       7/10 at 101.00         AAA          1,630,030
        2,495    0.000%, 7/01/19 - MBIA Insured                                       7/10 at 101.00         AAA          1,808,077
        1,870    0.000%, 7/01/21 - MBIA Insured                                       7/10 at 101.00         AAA          1,341,781

          500   Dormitory Authority of the State of New York, Pace University,        7/10 at 101.00         AAA            572,330
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Series 2000, Canisius College:
        1,000    5.100%, 7/01/20 - MBIA Insured                                       7/11 at 101.00         AAA          1,053,510
        2,875    5.250%, 7/01/30 - MBIA Insured                                       7/11 at 101.00         AAA          2,993,392

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, New York University, 2001 Series 2:
        1,350    5.500%, 7/01/18 - AMBAC Insured                                      7/11 at 100.00         AAA          1,474,646
          800    5.500%, 7/01/20 - AMBAC Insured                                      7/11 at 100.00         AAA            864,008
          600    5.500%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA            644,988

        2,500   Dormitory Authority of the State of New York, Revenue                   No Opt. Call         AAA          2,856,725
                 Bonds, Series 2001-1, New York University, 5.500%, 7/01/40 -
                 AMBAC Insured

        2,125   Dormitory Authority of the State of New York, Yeshiva University,     7/11 at 100.00         AAA          2,223,494
                 Insured Revenue Bonds, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        1,710   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA          1,809,146
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured


                                       23


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.2%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
$       2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA        $ 2,957,752
        2,700    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          2,834,568

                Dormitory Authority of the State of New York, St. Vincent's
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1991:
        2,980    7.375%, 8/01/11                                                      8/03 at 100.00         AAA          3,023,985
        4,150    7.400%, 8/01/30                                                      8/03 at 100.00         AAA          4,279,895

        5,995   Dormitory Authority of the State of New York, Millard Fillmore        8/04 at 105.00         AAA          6,185,881
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32 - AMBAC Insured

          390   Dormitory Authority of the State of New York, Maimonides                No Opt. Call         AAA            401,478
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1996A, 5.500%, 8/01/14 - MBIA Insured

        6,500   Dormitory Authority of the State of New York (United Health           2/08 at 102.00         AAA          6,720,870
                 Services), FHA-Insured Mortgage Revenue Refunding
                 Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        5,730   Dormitory Authority of the State of New York, Montefiore              8/09 at 101.00         AAA          6,000,055
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        6,430   Dormitory Authority of the State of New York (Catholic Health         7/09 at 101.00         AAA          6,758,766
                 Services of Long Island Obligated Group), St. Francis
                 Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/24 -
                 MBIA Insured

       12,020   Dormitory Authority of the State of New York, Winthrop South          7/11 at 101.00         AAA         12,487,578
                 Nassau University Health System Obligated Group,
                 Series 2001A, Winthrop University Hospital Association
                 Revenue Bonds, 5.250%, 7/01/26 - AMBAC Insured

        2,025   Dormitory Authority of the State of New York, Winthrop South          7/11 at 101.00         AAA          2,100,695
                 Nassau University Health System Obligated Group,
                 Series 2001B, South Nassau Communities Hospital Revenue
                 Bonds, 5.250%, 7/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.6%

       14,953   New York City Housing Development Corporation, New York,              4/03 at 105.00         AAA         15,731,772
                 Multifamily Housing Limited Obligation Bonds, Series 1991C,
                 Pass-through Certificates, 6.500%, 2/20/19 - AMBAC Insured

                New York State Housing Finance Agency, Housing Project Mortgage
                Revenue Bonds, 1996 Series A Refunding:
          980    6.100%, 11/01/15 - FSA Insured                                       5/06 at 102.00         AAA          1,084,017
        3,980    6.125%, 11/01/20 - FSA Insured                                       5/06 at 102.00         AAA          4,373,144


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

        2,000   Industrial Development Agency, Town of Babylon, New York,             8/09 at 101.00         AAA          2,181,560
                 Civic Facility Revenue Bonds,  Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24 - MBIA Insured

        6,000   Dormitory Authority of the State of New York, Norwegian               8/11 at 101.00         AAA          6,166,740
                 Christian Home and Health Center, FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.1%

                County of Erie, New York, General Obligation Serial Bonds,
                Public Improvement Series 1999A:
          700    5.500%, 10/01/17 - FGIC Insured                                     10/09 at 101.00         AAA            781,760
          700    5.250%, 10/01/19 - FGIC Insured                                     10/09 at 101.00         AAA            752,815

        2,500   County of Nassau, New York, General Obligation Serial General         6/09 at 102.00         AAA          2,597,350
                 Improvement Bonds, Series B, 5.250%, 6/01/23 - AMBAC Insured

           45   The City of New York, New York, General Obligation Bonds,             8/03 at 100.75         AAA             45,861
                 Fiscal 1992 Series C, 6.250%, 8/01/10 - FSA Insured

                The City of New York, New York, General Obligation Bonds, Fiscal
                1998 Series H:
        4,150    5.125%, 8/01/25 - MBIA Insured                                       8/08 at 101.00         AAA          4,243,873
        6,000    5.375%, 8/01/27 - MBIA Insured                                       8/08 at 101.00         AAA          6,241,020

        5,000   The City of New York, New York, General Obligation Bonds,             4/09 at 101.00         AAA          5,051,000
                 Fiscal 1999 Series I, 5.000%, 4/15/29 - MBIA Insured

        3,000   The City of New York, New York, General Obligation Bonds,             8/10 at 101.00         AAA          3,174,690
                 Fiscal 2001 Series D, 5.000%, 8/01/16 - FGIC Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Town of North Hempstead, Nassau County, New York, General             3/08 at 101.00         Aaa        $ 3,088,080
                 Obligation Refunding Serial Bonds, 1998 Series B,
                 4.750%, 3/01/18 - FGIC Insured

                Town of North Hempstead, Nassau County, New York, General
                Obligation Bonds, 1999 Series B:
        2,135    5.875%, 7/15/18 - FGIC Insured                                       7/09 at 101.00         Aaa          2,456,275
        2,255    5.875%, 7/15/19 - FGIC Insured                                       7/09 at 101.00         Aaa          2,583,959

                County of Oneida, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          100    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            109,456
          100    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            108,806

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17 - FSA Insured                                        6/10 at 100.00         Aaa            606,050
          525    5.875%, 6/15/18 - FSA Insured                                        6/10 at 100.00         Aaa            603,740
          525    5.875%, 6/15/20 - FSA Insured                                        6/10 at 100.00         Aaa            601,078
          525    5.875%, 6/15/21 - FSA Insured                                        6/10 at 100.00         Aaa            598,999
          525    5.875%, 6/15/22 - FSA Insured                                        6/10 at 100.00         Aaa            595,796
          525    5.875%, 6/15/23 - FSA Insured                                        6/10 at 100.00         Aaa            593,565
          525    5.875%, 6/15/24 - FSA Insured                                        6/10 at 100.00         Aaa            594,022
          525    5.875%, 6/15/26 - FSA Insured                                        6/10 at 100.00         Aaa            593,602
          525    5.875%, 6/15/28 - FSA Insured                                        6/10 at 100.00         Aaa            595,408

                Rensselaer County, New York, General Obligation Serial
                Bonds, Series 1991:
          960    6.700%, 2/15/16 - AMBAC Insured                                        No Opt. Call         AAA          1,223,770
          960    6.700%, 2/15/17 - AMBAC Insured                                        No Opt. Call         AAA          1,229,933
          960    6.700%, 2/15/18 - AMBAC Insured                                        No Opt. Call         AAA          1,232,947
          960    6.700%, 2/15/19 - AMBAC Insured                                        No Opt. Call         AAA          1,236,854
          960    6.700%, 2/15/20 - AMBAC Insured                                        No Opt. Call         AAA          1,235,050
          747    6.700%, 2/15/21 - AMBAC Insured                                        No Opt. Call         AAA            958,588

                The City of Rochester, New York, General Obligation Serial
                Bonds, Series 1999:
          735    5.250%, 10/01/20 - MBIA Insured                                        No Opt. Call         AAA            822,671
          735    5.250%, 10/01/21 - MBIA Insured                                        No Opt. Call         AAA            815,990
          730    5.250%, 10/01/22 - MBIA Insured                                        No Opt. Call         AAA            805,102
          730    5.250%, 10/01/23 - MBIA Insured                                        No Opt. Call         AAA            800,226
          730    5.250%, 10/01/24 - MBIA Insured                                        No Opt. Call         AAA            798,036
          730    5.250%, 10/01/25 - MBIA Insured                                        No Opt. Call         AAA            797,700
          725    5.250%, 10/01/26 - MBIA Insured                                        No Opt. Call         AAA            792,809


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.8%

        1,000   Battery Park City Authority, New York, Senior Revenue                11/03 at 102.00         AAA          1,040,460
                 Refunding Bonds, Series 1993A, 5.250%, 11/01/17 -
                 MBIA Insured

        4,600   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AAA          5,067,130
                 Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 -
                 MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,282,930
        4,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          4,351,720
        2,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,036,180
        4,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          4,060,400

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        7,500    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          7,836,600
        5,000    5.000%, 11/15/32 - FSA Insured                                      11/12 at 100.00         AAA          5,078,000

        5,875   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          6,084,326
                 Authority Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 1999A, 5.250%, 1/01/29 -
                 AMBAC Insured

        5,225   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          5,891,397
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30 -
                 AMBAC Insured

           50   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             50,582
                 Future Tax Secured Bonds, Fiscal 1998 Series A,
                 5.000%, 8/15/27 - MBIA Insured


                                       25


                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   New York City Transitional Finance Authority, New York,               5/08 at 101.00         AAA        $ 1,901,300
                 Future Tax Secured Bonds, Fiscal 1998 Series B,
                 4.500%, 11/15/27 - FGIC Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2002 Series B:
        2,820    5.250%, 5/01/16 - MBIA Insured                                      11/11 at 101.00         AAA          3,082,119
        1,000    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          1,086,120

        5,500   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          5,830,550
                 Future Tax Secured Bonds, Fiscal 2003 Series C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,610,915
                 Future Tax Secured Bonds, Fiscal 2003 Series D Refunding,
                 5.000%, 2/01/22 - MBIA Insured

        5,250   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          5,827,658
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

          505   Dormitory Authority of the State of New York, Judicial                4/03 at 114.14        Baa1            579,432
                 Facilities Lease Revenue Bonds (Suffolk County Issue),
                 Series 1991A, 9.500%, 4/15/14

        5,000   Dormitory Authority of the State of New York, Leake and               7/04 at 102.00         AAA          5,355,400
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1996B:
        2,530    5.375%, 2/15/26 - FSA Insured                                        2/06 at 102.00         AAA          2,638,790
        2,660    5.375%, 2/15/26 - MBIA Insured                                       2/06 at 102.00         AAA          2,774,380

        7,145   Dormitory Authority of the State of New York, Special Act             7/09 at 101.00         AAA          8,031,623
                 School Districts Program Insured Revenue Bonds, Series 1999,
                 5.750%, 7/01/19 - MBIA Insured

        3,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AAA          3,310,230
                 Services Facilities Improvement Revenue Bonds,
                 Series 1997A, 5.750%, 8/15/22 - MBIA Insured

        2,000   New York State Environmental Facilities Corporation, Riverbank        4/07 at 100.00         AAA          2,039,060
                 State Park, Special Obligation Refunding Revenue Bonds,
                 1996 Series, 5.125%, 4/01/22 - AMBAC Insured

        7,750   New York Local Government Assistance Corporation (a public            4/08 at 101.00         AAA          7,958,010
                 benefit corporation of the State of New York), Series 1997B,
                 Refunding Bonds, 4.875%, 4/01/20 - MBIA Insured

                State of New York Municipal Bond Bank Agency, Special Program
                Revenue Bonds, City of Buffalo, 2001 Series A:
          875    5.125%, 5/15/19 - AMBAC Insured                                      5/11 at 100.00         AAA            923,694
          920    5.125%, 5/15/20 - AMBAC Insured                                      5/11 at 100.00         AAA            966,055
          965    5.250%, 5/15/21 - AMBAC Insured                                      5/11 at 100.00         AAA          1,017,428
        1,015    5.250%, 5/15/22 - AMBAC Insured                                      5/11 at 100.00         AAA          1,064,502

           20   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA             20,902
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 - MBIA Insured

        3,970   New York State Medical Care Facilities Finance Agency,                8/03 at 100.00         AAA          4,069,250
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, Series 1992A, 5.500%, 8/15/21 - FGIC Insured

        1,500   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00         AAA          1,524,075
                 Income Tax Revenue Bonds, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured

        7,925   Dormitory Authority of the State of New York, School Districts       10/12 at 100.00         AAA          8,327,194
                 Financing Program Revenue Bonds, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002B:
        1,835    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA          2,006,004
        2,100    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          2,280,894

        3,575   New York State Thruway Authority, Highway and Bridge Trust           10/11 at 100.00         AAA          3,882,271
                 Fund Bonds, Series 2001B, 5.250%, 4/01/16 - MBIA Insured

        5,000   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          5,349,500
                 Fund Bonds, Series 2002A, 5.250%, 4/01/19 - FSA Insured

        2,375   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          2,512,275
                 Fund, Series 2003A, Second General, 5.250%, 4/01/22
                 (WI, settling 4/03/03) - MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Transportation        No Opt. Call         AAA          4,632,520
                 Revenue Bonds, Series E Refunding, 5.500%, 7/01/18 -
                 FSA Insured

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,133,430
                 Appropriation Bonds, 2002 Series E, 5.500%, 8/01/27 -
                 AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.1%

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002A Refunding:
$       6,000    5.500%, 11/15/18 - AMBAC Insured                                    11/12 at 100.00         AAA        $ 6,619,380
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,087,920

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002E Refunding:
        1,335    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          1,448,582
        4,575    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          4,660,507

        2,500   Niagara Frontier Transportation Authority (Buffalo Niagara            4/09 at 101.00         AAA          2,640,625
                 International Airport), New York, Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        7,000   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          7,420,070
                 Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,802,093
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,012,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 29.5%

          325   Brookhaven, New York, General Obligation Bonds, Series 1991B,        10/04 at 100.00         AAA            331,825
                 6.400%, 10/01/11 (Pre-refunded to 10/01/04) - MBIA Insured

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            352,095
          350    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            410,777
          365    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            428,382

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,000    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,175,740
        1,000    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,175,740

                Lyndonville Central School District, Orleans County, New York,
                School District Serial Bonds, Series 2000:
          340    5.750%, 6/01/18 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            396,964
          340    5.750%, 6/01/19 (Pre-refunded to 6/01/08) - FGIC Insured             6/08 at 101.00         Aaa            396,964

        9,000   Metropolitan Transportation Authority, New York, Commuter             7/09 at 100.00         AAA         10,303,290
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                 (Pre-refunded to 7/01/09) - FGIC Insured

        4,695   Metropolitan Transportation Authority, New York, Commuter             7/11 at 100.00         AAA          5,320,468
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                 (Pre-refunded to 7/01/11) - FGIC Insured

        3,000   Metropolitan Transportation Authority, New York, Dedicated           10/10 at 100.00         AAA          3,413,190
                 Tax Fund Bonds, Series 1996A, 5.250%, 4/01/26 (Pre-refunded to 10/01/10) - MBIA Insured

       11,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA         11,992,090
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          4,473,520
        1,000    5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          1,141,590
        3,250    5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          3,634,735

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series A:
        1,500    7.250%, 3/15/18 - FSA Insured                                        9/03 at 100.00         AAA          1,689,525
        3,100    7.250%, 3/15/19 - FSA Insured                                        9/03 at 100.00         AAA          3,303,856

        3,000   The City of New York, New York, General Obligation Bonds,             4/03 at 100.00         AAA          3,006,450
                 Fiscal 1990 Series B, 7.000%, 10/01/19 - FSA Insured

          255   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            305,212
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 (Pre-refunded to 6/15/10) - MBIA Insured

           10   New York City Transitional Finance Authority, New York, Future        8/07 at 101.00         AAA             11,283
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
                 (Pre-refunded to 8/15/07) - MBIA Insured


                                       27



                            Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,175   Dormitory Authority of the State of New York, City University         7/05 at 102.00         AAA        $ 1,238,920
                 System Consolidated Third General Resolution Revenue Bonds,
                 1995 Series 1, 5.375%, 7/01/25 (Pre-refunded to 7/01/05) -
                 AMBAC Insured

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1997
                Series 1:
        3,120    5.375%, 7/01/24 (Pre-refunded to 1/01/08) - FGIC Insured             1/08 at 102.00         AAA          3,304,174
        7,000    5.125%, 7/01/27 (Pre-refunded to 1/01/08) - MBIA Insured             1/08 at 102.00         AAA          7,143,500

        5,000   Dormitory Authority of the State of New York, State University        5/06 at 102.00         AAA          5,681,850
                 Educational Facilities, Revenue Bonds, Series 1996,
                 5.500%, 5/15/26 (Pre-refunded to 5/15/06) - FSA Insured

        3,485   Dormitory Authority of the State of New York, City University         7/10 at 100.00         AAA          3,578,084
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/24 (Pre-refunded
                 to 7/01/10) - FGIC Insured

        2,230   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          2,469,167
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1995 Series A, 6.000%, 2/15/25 (Pre-refunded
                 to 2/15/05) - MBIA Insured

        5,795   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          6,493,935
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/18 (Pre-refunded to 5/15/12) - FGIC Insured

       10,000   New York State, Urban Development Corporation, Correctional           1/05 at 102.00         AAA         10,933,500
                 Facilities Revenue Bonds, Series 5, 5.500%, 1/01/25
                 (Pre-refunded to 1/01/05) - MBIA Insured

        2,000   New York State Urban Development Corporation, Correctional            1/06 at 102.00         AAA          2,240,860
                 Facilities Revenue Bonds, Series 6, 5.375%, 1/01/25
                 (Pre-refunded to 1/01/06) - AMBAC Insured

                New York State Urban Development Corporation, Correctional
                Facilities Service Contract Revenue Bonds, Series C:
        6,000    5.125%, 1/01/23 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 100.00         AAA          6,706,140
        5,000    6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured            1/09 at 101.00         AAA          5,888,150
        2,000    5.250%, 1/01/30 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 100.00         AAA          2,252,300


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.7%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        8,300    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          8,509,492
        7,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          7,207,900

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA          1,396,200
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,319,880
       15,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          4,697,400
        3,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA            889,350
        4,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          1,265,490
        3,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA            802,170

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        3,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          3,021,390
        3,125    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          3,220,219

       10,025   New York State Energy Research and Development Authority,             5/03 at 101.50         AAA         10,263,996
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        3,000   New York State Energy Research and Development Authority,             7/05 at 102.00         AAA          3,152,370
                 Pollution Control Revenue Bonds,  New York State Electric
                 and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
                 (Alternative Minimum Tax) - MBIA Insured

        3,000   New York State Energy Research and Development Authority,             4/03 at 101.00         AAA          3,123,300
                 Pollution Control Refunding Revenue Bonds, Niagara Mohawk
                 Power Corporation Project, Series 1991A,
                 6.625%, 10/01/13 - FGIC Insured

        6,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          6,493,920
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation Project, Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.5%

$       5,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA        $ 5,520,850
                 Water and Sewer System Revenue Bonds, Fiscal
                 1996 Series B, 5.750%, 6/15/26 - MBIA Insured

        2,225   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA          2,345,951
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal 1997 Series A, 5.375%, 6/15/26 - FSA Insured

       10,500   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA         11,309,760
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal 2000 Series A, 5.500%, 6/15/32 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          5,186,800
                 Water and Sewer System Revenue Bonds, Fiscal 2002
                 Series A, 5.250%, 6/15/33 - FGIC Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2000 Series B:
        1,245    6.100%, 6/15/31 - MBIA Insured                                       6/10 at 101.00         AAA          1,454,172
        1,225    6.000%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA          1,423,094

          350   New York State Environmental Facilities Corporation,                  9/03 at 100.00         AAA            351,610
                 State Water Pollution Control Revolving Fund Revenue
                 Bonds, Series 1991B (Pooled Loan Issue), 7.100%, 9/15/11

        2,230   Upper Mohawk Valley Regional Water Finance Authority,                   No Opt. Call         Aaa            834,573
                 New York, Water System Revenue Bonds, Series 2000,
                 0.000%, 4/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     550,255   Total Long-Term Investments (cost $515,636,010) - 148.0%                                                558,364,296
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.2%                                                                     11,928,096
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)%                                                       (193,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $377,292,392
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       29


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 26.1%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds, UBF Faculty-Student Housing Corporation
                - Village Green Project, Series 2000A:
$       1,065    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA        $ 1,183,226
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            673,446

          500   Industrial Development Agency, Town of Amherst, New York,             8/10 at 102.00         AAA            555,505
                 Civic Facility Revenue Bonds, UBF Faculty-Student Housing
                 Corporation - Lakeside Cottage Project, Series 2000B, 5.625%,
                 8/01/20 - AMBAC Insured

        2,730   County of Monroe Industrial Development Agency, New York,             6/03 at 100.00         AAA          2,755,334
                 1986 Industrial Development Revenue Bonds (Wilmur
                 Associates Facility), Eastman Place Remarketing,
                 7.250%, 12/01/16 (Alternative Minimum Tax) - MBIA Insured

        6,350   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          6,483,033
                 Civic Facility Revenue and Refunding Bonds (Hofstra
                 University Project), Series 1998, 5.000%, 7/01/23 -
                 MBIA Insured

        5,000   The Trust for Cultural Resources of the City of New York,             7/06 at 101.00         AAA          5,555,700
                 New York, Revenue Bonds, Series 1996 (The New York
                 Botanical Garden), 5.800%, 7/01/26 - MBIA Insured

        7,250   The Trust for Cultural Resources of the City of New York,             1/07 at 102.00         AAA          7,873,210
                 New York, Revenue Refunding Bonds, Series 1996A (The
                 Museum of Modern Art), 5.500%, 1/01/21 - AMBAC Insured

       14,500   The Trust for Cultural Resources of the City of New York,             4/07 at 101.00         AAA         15,817,325
                 New York, Revenue Bonds, Series 1997A (American Museum
                 of Natural History), 5.650%, 4/01/27 - MBIA Insured

        4,775   New York City Industrial Development Agency, New York,                6/07 at 102.00         AAA          4,965,666
                 Civic Facility Revenue Bonds (Trinity Episcopal School
                 Corporation Project), 5.250%, 6/15/27 - MBIA Insured

        1,410   Dormitory Authority of the State of New York, Lease Revenue           7/11 at 100.00         AAA          1,517,752
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/20 - FGIC Insured

        1,000   Dormitory Authority of the State of New York, Mount Sinai             7/03 at 100.00         AAA          1,014,240
                 School of Medicine, Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Fordham                 7/04 at 102.00         AAA          1,064,280
                 University, Insured Revenue Bonds, Series 1994,
                 5.500%, 7/01/23 - FGIC Insured

        1,600   Dormitory Authority of the State of New York, City University           No Opt. Call         AAA          1,894,016
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        6,000   Dormitory Authority of the State of New York, City University           No Opt. Call         AAA          7,038,180
                 System Consolidated Revenue Bonds, Series 1993A,
                 5.750%, 7/01/13 - MBIA Insured

        1,970   Dormitory Authority of the State of New York, University              7/04 at 102.00         AAA          2,106,324
                 of Rochester, Strong Memorial Hospital Revenue Bonds,
                 Series 1994, 5.900%, 7/01/17 - MBIA Insured

        8,500   Dormitory Authority of the State of New York, Ithaca                  7/07 at 102.00         AAA          8,844,250
                 College, Insured Revenue Bonds, Series 1997,
                 5.250%, 7/01/26 - AMBAC Insured

        1,150   Dormitory Authority of the State of New York, St. Johns               7/06 at 102.00         AAA          1,280,824
                 University, Insured Revenue Bonds, Series 1996,
                 5.600%, 7/01/16 - MBIA Insured

        4,625   Dormitory Authority of the State of New York, Barnard                 7/07 at 101.00         AAA          4,811,249
                 College, Insured Revenue Bonds, Series 1996,
                 5.250%, 7/01/26 - AMBAC Insured

        2,125   Dormitory Authority of the State of New York, Fordham                 7/08 at 101.00         AAA          2,151,903
                 University, Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/28 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, City University         7/08 at 102.00         AAA          2,025,940
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1998 Series 1, 5.000%, 7/01/26 - FGIC Insured

        1,750   Dormitory Authority of the State of New York, Upstate                 7/10 at 101.00         AAA          1,939,525
                 Community Colleges, Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Dormitory Authority of the State of New York, University of
                Rochester, Revenue Bonds, Series 2000A:
$       1,990    0.000%, 7/01/17 - MBIA Insured                                       7/10 at 101.00         AAA        $ 1,456,501
        2,230    0.000%, 7/01/18 - MBIA Insured                                       7/10 at 101.00         AAA          1,626,384
        2,495    0.000%, 7/01/19 - MBIA Insured                                       7/10 at 101.00         AAA          1,808,077
        1,870    0.000%, 7/01/21 - MBIA Insured                                       7/10 at 101.00         AAA          1,341,781

        4,000   Dormitory Authority of the State of New York, State University          No Opt. Call         AAA          4,733,840
                 Educational Facilities Revenue Bonds, Series 2000C,
                 1989 Resolution, 5.750%, 5/15/16 - FSA Insured

        2,000   Dormitory Authority of the State of New York, City University         7/10 at 100.00         AAA          2,060,860
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/23 - FGIC Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          1,142,690
                 Series 2001-1, New York University, 5.500%, 7/01/40 -
                 AMBAC Insured

        2,750   Dormitory Authority of the State of New York, Yeshiva                 7/11 at 100.00         AAA          2,793,450
                 University, Insured Revenue Bonds, Series 2001,
                 5.000%, 7/01/26 - AMBAC Insured

        1,650   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA          1,734,068
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.0%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          2,957,752
        2,700    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          2,834,568

        3,995   Dormitory Authority of the State of New York, Millard Fillmore        8/04 at 105.00         AAA          4,122,201
                 Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        7,000   Dormitory Authority of the State of New York, The New York            2/08 at 101.00         AAA          7,048,300
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        9,000   Dormitory Authority of the State of New York, Catholic Health         7/09 at 101.00         AAA          9,460,170
                 Services of Long Island Obligated Group, St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/24 -
                 MBIA Insured

        9,000   Dormitory Authority of the State of New York, Winthrop South          7/11 at 101.00         AAA          9,336,420
                 Nassau University Health System Obligated Group,
                 Series 2001B, South Nassau Communities Hospital Revenue
                 Bonds, 5.250%, 7/01/31 - AMBAC Insured

        5,350   New York State Medical Care Facilities Finance Agency, Sisters        5/03 at 101.00         AAA          5,559,720
                 of Charity Hospital of Buffalo Project Revenue Bonds,
                 1991 Series A, 6.625%, 11/01/18 - AMBAC Insured

        3,300   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          3,432,330
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25 - MBIA Insured

        3,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          3,249,180
                 Montefiore Medical Center FHA-Insured Mortgage Revenue
                 Bonds, 1995 Series A, 5.750%, 2/15/25 - AMBAC Insured

        1,915   New York State Medical Care Facilities Finance Agency,               11/05 at 102.00         AAA          2,146,734
                 Health Center Projects Revenue Bonds, Secured Mortgage
                 Program, Series 1995A, 6.375%, 11/15/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.2%

       12,436   New York City Housing Development Corporation, New York,              4/03 at 105.00         AAA         13,083,590
                 Multifamily Housing Limited Obligation Bonds, Series 1991C,
                 Pass-through Certificates, 6.500%, 2/20/19 - AMBAC Insured

        1,690   New York State Housing Finance Agency, Housing Project                5/06 at 102.00         AAA          1,856,938
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20 - FSA Insured

        1,350   New York State Housing Finance Agency, Insured Multifamily            8/04 at 102.00         AAA          1,411,668
                 Mortgage Housing Revenue Bonds, 1994 Series B,
                 6.250%, 8/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.6%

        1,995   State of New York Mortgage Agency, Homeowner Mortgage                 3/04 at 102.00         AAA          2,050,242
                 Revenue Bonds, Series 33,  5.400%, 10/01/17 -
                 AMBAC Insured

        3,940   State of New York Mortgage Agency, Homeowner Mortgage                 4/07 at 102.00         AAA          4,190,190
                 Revenue Bonds, Series 63, 6.125%, 4/01/27 (Alternative
                 Minimum Tax) - MBIA Insured


                                       31


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

$       4,450   Castle Rest Residential Health Care Facility, Syracuse,               8/07 at 102.00         AAA        $ 4,531,035
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Series 1997A, 5.750%, 8/01/37 (Optional put 8/01/07)

        2,000   Dormitory Authority of the State of New York, United Cerebral         7/06 at 102.00         AAA          2,149,860
                 Palsy of New York City, Inc., Insured Revenue Bonds,
                 Series 1996, 5.500%, 7/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.6%

        1,000   County of Erie, New York, General Obligation Bonds, 1995              6/05 at 101.50         AAA          1,090,220
                 Series B, 5.625%, 6/15/20 - FGIC Insured

                County of Monroe, New York, General Obligation Public
                Improvement Bonds, Series 2002:
        2,250    5.000%, 3/01/15 - FGIC Insured                                       3/12 at 100.00         AAA          2,426,918
        1,000    5.000%, 3/01/17 - FGIC Insured                                       3/12 at 100.00         AAA          1,063,930

        1,500   County of Nassau, New York, General Obligation Serial General         6/09 at 102.00         AAA          1,558,410
                 Improvement Bonds, Series B, 5.250%, 6/01/23 - AMBAC Insured

                The City of New York, New York, General Obligation Bonds, Fiscal
                2001 Series D:
        1,500    5.250%, 8/01/15 - FSA Insured                                        8/10 at 101.00         AAA          1,627,695
        5,360    5.250%, 8/01/15 - MBIA Insured                                       8/10 at 101.00         AAA          5,816,297
        5,000    5.000%, 8/01/16 - FGIC Insured                                       8/10 at 101.00         AAA          5,291,150

        5,000   The City of New York, New York, General Obligation Bonds,             3/12 at 100.00         AAA          5,122,550
                 Fiscal 2002 Series C, 5.125%, 3/15/25 - FSA Insured

                Peru Central School District, Clinton County, New York, General
                Obligation Bonds, Series 2002B Refunding:
        1,845    4.000%, 6/15/18 - FGIC Insured                                       6/12 at 100.00         AAA          1,770,628
        1,915    4.000%, 6/15/19 - FGIC Insured                                       6/12 at 100.00         AAA          1,812,969

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19 - FSA Insured                                        6/10 at 100.00         Aaa            601,361
          525    5.875%, 6/15/25 - FSA Insured                                        6/10 at 100.00         Aaa            592,751
          525    5.875%, 6/15/27 - FSA Insured                                        6/10 at 100.00         Aaa            594,342


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 41.1%

        4,600   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          5,067,130
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,282,930
        5,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          5,439,650
        3,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          3,054,270
        8,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          8,120,800

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        7,500    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          7,836,600
        5,000    5.000%, 11/15/32 - FSA Insured                                      11/12 at 100.00         AAA          5,078,000

        5,150   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          5,806,831
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30 -
                 AMBAC Insured

           75   New York City Transitional Finance Authority, New York, Future        8/07 at 101.00         AAA             75,872
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27 -
                 MBIA Insured

        3,000   New York City Transitional Finance Authority, New York,               5/08 at 101.00         AAA          2,851,950
                 Future Tax Secured Bonds, Fiscal 1998 Series B,
                 4.500%, 11/15/27 - FGIC Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2002 Series B:
       10,170    5.250%, 5/01/12 - MBIA Insured                                      11/11 at 101.00         AAA         11,403,011
        2,420    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          2,628,410
        1,000    5.000%, 5/01/30 - MBIA Insured                                      11/11 at 101.00         AAA          1,014,030

        5,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          5,300,500
                 Future Tax Secured Bonds, Fiscal 2003 Series C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,610,915
                 Future Tax Secured Bonds, Fiscal 2003 Series D Refunding,
                 5.000%, 2/01/22 - MBIA Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       6,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA        $ 6,660,180
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Madison-Oneida Board of Cooperative Educational Services
                Program, Series 2002:
        1,045    5.250%, 8/15/20 - FSA Insured                                        8/12 at 100.00         AAA          1,112,152
        1,100    5.250%, 8/15/21 - FSA Insured                                        8/12 at 100.00         AAA          1,162,887
        1,135    5.250%, 8/15/22 - FSA Insured                                        8/12 at 100.00         AAA          1,192,806

        5,375   Dormitory Authority of the State of New York, Leake and               7/04 at 102.00         AAA          5,757,055
                 Watts Services, Inc., Insured Revenue Bonds, Series 1994,
                 6.000%, 7/01/23 - MBIA Insured

        2,200   Dormitory Authority of the State of New York, Mental Health           2/06 at 102.00         AAA          2,257,024
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21 - MBIA Insured

        3,340   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          3,681,214
                 Bonds (853 Schools Program - 1999 Issue 1), Harmony Heights
                 School, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102.00         AAA          3,310,230
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 8/15/22 - MBIA Insured

        5,000   Dormitory Authority of the State of New York, Mental Health           8/10 at 100.00         AAA          5,155,250
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.250%, 8/15/30 - FSA Insured

        5,500   New York Local Government Assistance Corporation (a public            4/04 at 100.00         AAA          5,515,675
                 benefit corporation of the State of New York), Series 1993D
                 Bonds, 5.000%, 4/01/23 - AMBAC Insured

        5,250   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          5,508,930
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 -
                 FGIC Insured

        1,500   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00         AAA          1,524,075
                 Income Tax Revenue Bonds, Series 2003A,
                 5.000%, 3/15/32 - FGIC Insured

        7,900   Dormitory Authority of the State of New York, School Districts       10/12 at 100.00         AAA          8,300,925
                 Financing Program Revenue Bonds, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002B:
        3,125    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA          3,416,219
        3,000    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA          3,258,420

        4,930   New York State Thruway Authority, Highway and Bridge Trust           10/11 at 100.00         AAA          5,320,604
                 Fund Bonds, Series 2001B, 5.250%, 4/01/17 - MBIA Insured

        6,965   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          7,409,088
                 Fund Bonds, Series 2002A, 5.250%, 4/01/20 - FSA Insured

        2,400   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          2,538,720
                 Fund, Series 2003A, Second General, 5.250%, 4/01/22
                 (WI, 4/03/03) - MBIA Insured

        3,190   New York State Urban Development Corporation, State                     No Opt. Call         AAA          3,707,418
                 Facilities Revenue Bonds, 1995 Refunding Series,
                 5.600%, 4/01/15 - MBIA Insured

                Puerto Rico Highway and Transportation Authority, Transportation
                Revenue Bonds, Series E Refunding:
        3,000    5.500%, 7/01/14 - FSA Insured                                          No Opt. Call         AAA          3,482,550
        6,000    5.500%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          6,948,780


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.2%

        4,250   Buffalo and Fort Erie Public Bridge Authority, New York,              1/05 at 101.00         AAA          4,552,558
                 Toll Bridge System Revenue Bonds, Series 1995,
                 5.750%, 1/01/25 - MBIA Insured

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002A  Refunding:
        3,815    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA          4,186,619
        4,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          4,175,840

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002E Refunding:
        2,665    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          2,891,738
        8,500    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          8,658,865


                                       33


                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$       1,000   Niagara Frontier Transportation Authority (Greater Buffalo            4/04 at 102.00         AAA        $ 1,059,100
                 International Airport), New York, Airport  Revenue Bonds,
                 Series 1994A, 6.250%, 4/01/24 (Alternative Minimum Tax) -
                 AMBAC Insured

        2,500   Niagara Frontier Transportation Authority (Buffalo Niagara            4/09 at 101.00         AAA          2,640,625
                 International Airport), New York, Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
                 MBIA Insured

        5,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          5,322,350
                 Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 -
                 FGIC Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,802,093
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,012,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 25.7%

                East Rochester Union Free School District, Monroe County, New
                York, Serial Bonds, Series 2000:
          300    5.750%, 6/15/17 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            352,095
          360    5.750%, 6/15/18 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            422,514
          400    5.750%, 6/15/19 (Pre-refunded to 6/15/09) - FSA Insured              6/09 at 101.00         Aaa            469,460

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
        1,410    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,657,793
        1,410    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,657,793

       15,000   Metropolitan Transportation Authority, New York, Commuter             7/09 at 100.00         AAA         17,172,150
                 Facilities Revenue Bonds, Series 1997C, 5.375%, 7/01/27
                 (Pre-refunded to 7/01/09) - FGIC Insured

                Metropolitan Transportation Authority, New York, Transit Facilities
                Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18 - FGIC Insured                                       7/08 at 101.00         AAA         10,543,000
        4,500    4.750%, 7/01/26 - FGIC Insured                                       7/08 at 101.00         AAA          4,565,835

        3,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          3,270,570
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          4,473,520
        2,000    5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          2,283,180
        2,000    5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured            10/14 at 100.00         AAA          2,236,760

        5,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA          5,889,950
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded to 4/01/10) - FGIC Insured

          170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            203,475
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 (Pre-refunded to 6/15/10) - MBIA Insured

           15   New York City Transitional Finance Authority, New York,               8/07 at 101.00         AAA             16,925
                 Future Tax Secured Bonds, Fiscal 1998 Series A,
                 5.000%, 8/15/27 (Pre-refunded to 8/15/07) - MBIA Insured

        2,500   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA          2,970,775
                 Future Tax Secured Bonds, Fiscal 2000 Series B,
                 6.000%, 11/15/24 (Pre-refunded to 5/15/10) - FGIC Insured

        3,305   Dormitory Authority of the State of New York, Judicial                  No Opt. Call         AAA          4,164,399
                 Facilities Lease Revenue Bonds (Suffolk County Issue),
                 Series 1986, 7.375%, 7/01/16

        1,700   Dormitory Authority of the State of New York, City University         1/08 at 102.00         AAA          1,734,850
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1997 Series 1, 5.125%, 7/01/27 (Pre-refunded
                 to 1/01/08) - MBIA Insured

        3,700   Dormitory Authority of the State of New York, City University         7/04 at 102.00         AAA          4,011,836
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1994 Series 1, 6.300%, 7/01/24 (Pre-refunded
                 to 7/01/04) - AMBAC Insured

        8,100   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          9,155,268
                 State University Educational Facilities, Series 2002A,
                 5.125%, 5/15/19 (Pre-refunded to 5/15/12) - FGIC Insured

        3,000   New York State Urban Development Corporation,                         1/06 at 102.00         AAA          3,361,290
                 Correctional Facilities Revenue Bonds, Series 6,
                 5.375%, 1/01/25 (Pre-refunded to 1/01/06) - AMBAC Insured

                New York State Urban Development Corporation, Correctional
                Facilities Service Contract Revenue Bonds, Series C:
       10,000    6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured            1/09 at 101.00         AAA         11,776,300
        6,000    5.250%, 1/01/30 (Pre-refunded to 1/01/11) - FSA Insured              1/11 at 100.00         AAA          6,756,900


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.3%

$       1,650   Islip Resource Recovery Agency, New York, Resource Recovery             No Opt. Call         AAA        $ 2,049,118
                 System Revenue Bonds (1985 Facility), Series 1994B,
                 7.250%, 7/01/11 (Alternative Minimum Tax) - AMBAC Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,000    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          7,176,680
        3,200    5.750%, 12/01/24 - FSA Insured                                       6/08 at 101.00         AAA          3,508,480
        3,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          3,089,100

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA          1,396,200
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,319,880
        5,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          1,565,800
        7,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA          2,075,150
       10,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          2,952,810
        7,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA          1,871,730

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,517,825
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,576,175

        5,465   New York State Energy Research and Development Authority,             5/03 at 101.50         AAA          5,669,938
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured
        1,250   New York State Energy Research and Development Authority,             7/03 at 102.00         AAA          1,277,563
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative
                 Minimum Tax) - MBIA Insured

       12,000   New York State Energy Research and Development Authority,             5/03 at 101.00         AAA         12,258,960
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1992B, 6.500%, 5/15/32
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

        3,250   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          3,500,640
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal 2000 Series A, 5.500%, 6/15/32 - FGIC Insured

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2002 Series A:
        2,000    5.750%, 6/15/27 - MBIA Insured                                       6/11 at 100.00         AAA          2,211,260
        4,000    5.250%, 6/15/33 - FGIC Insured                                       6/11 at 100.00         AAA          4,149,440

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 2000 Series B:
          830    6.100%, 6/15/31 - MBIA Insured                                       6/10 at 101.00         AAA            969,448
          810    6.000%, 6/15/33 - MBIA Insured                                       6/10 at 101.00         AAA            940,983

        1,000   Western Nassau County Water Authority, New York, System               5/06 at 102.00         AAA          1,090,270
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     560,056   Total Long-Term Investments (cost $526,932,334) - 147.8%                                                569,446,475
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                     12,799,372
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.1)%                                                       (197,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $385,245,847
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       35


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 32.8%

                Industrial Development Agency, Town of Amherst, New York, Civic
                Facility Revenue Bonds, UBF Faculty-Student Housing Corporation
                - Village Green Project, Series 2000A:
$         250    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA        $   277,753
          250    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            276,003

        2,000   Industrial Development Agency, County of Monroe, New York,            6/05 at 102.00         AAA          2,200,500
                 Civic Facility Revenue Bonds (Nazareth College of Rochester
                 Project), Series 1995, 6.000%, 6/01/20 - MBIA Insured

        5,460   The Trust for Cultural Resources of the City of New York,             7/06 at 101.00         AAA          6,066,824
                 New York, Revenue Bonds, Series 1996 (The New York
                 Botanical Garden), 5.800%, 7/01/26 - MBIA Insured

        1,250   The Trust for Cultural Resources of the City of New York,             1/07 at 102.00         AAA          1,357,450
                 New York, Revenue Refunding Bonds, Series 1996A (The
                 Museum of Modern Art), 5.500%, 1/01/21 - AMBAC Insured

        4,000   The Trust for Cultural Resources of the City of New York,             4/07 at 101.00         AAA          4,391,440
                 New York, Revenue Bonds, Series 1997A (American Museum
                 of Natural History), 5.650%, 4/01/22 - MBIA Insured

        1,000   New York City Industrial Development Agency, New York, Civic         11/04 at 102.00         AAA          1,092,030
                 Facility Revenue Bonds (USTA National Tennis Center
                 Incorporated Project), 6.375%, 11/15/14 - FSA Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          2,146,860
                 Bonds (State University Dormitory Facilities Issue), Series 1999C,
                 5.500%, 7/01/29 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, State University          No Opt. Call         AAA          1,151,740
                 Educational Facilities Revenue Bonds, Series 1993A,
                 5.500%, 5/15/19 - AMBAC Insured

        2,200   Dormitory Authority of the State of New York, City University           No Opt. Call         AAA          2,604,272
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        3,000   Dormitory Authority of the State of New York, New School              7/07 at 102.00         AAA          3,313,230
                 for Social Research, Insured Revenue Bonds, Series 1997,
                 5.750%, 7/01/26 - MBIA Insured

        1,500   Dormitory Authority of the State of New York, St. Johns               7/06 at 102.00         AAA          1,670,640
                 University, Insured Revenue Bonds, Series 1996,
                 5.600%, 7/01/16 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Long Island             9/06 at 102.00         AAA          2,143,760
                 University, Insured Revenue Bonds, Series 1996,
                 5.500%, 9/01/26 - FSA Insured

        5,000   Dormitory Authority of the State of New York, Ithaca                  7/08 at 101.00         Aaa          5,154,400
                 College Insured Revenue Bonds, Series 1998,
                 5.000%, 7/01/21 - AMBAC Insured

        1,500   Dormitory Authority of the State of New York, Upstate                 7/10 at 101.00         AAA          1,662,450
                 Community Colleges, Revenue Bonds, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

        3,215   Dormitory Authority of the State of New York, University of           7/10 at 101.00         AAA          2,288,951
                 Rochester, Revenue Bonds, Series 2000A, 0.000%, 7/01/24 -
                 MBIA Insured

          250   Dormitory Authority of the State of New York, Pace University         7/10 at 101.00         AAA            286,165
                 Insured Revenue Bonds, Series 2000, 6.000%, 7/01/29 -
                 MBIA Insured

        1,000   Dormitory Authority of the State of New York, City University         7/10 at 100.00         AAA          1,034,790
                 System Consolidated Fourth General Resolution Revenue
                 Bonds, 2000 Series A, 5.125%, 7/01/22 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Series 2001-1, New York University:
        1,500    5.500%, 7/01/24 - AMBAC Insured                                        No Opt. Call         AAA          1,687,185
          500    5.500%, 7/01/40 - AMBAC Insured                                        No Opt. Call         AAA            571,345

          810   Dormitory Authority of the State of New York, Yeshiva                 7/11 at 100.00         AAA            842,983
                 University, Insured Revenue Bonds, Series 2001,
                 5.000%, 7/01/20 - AMBAC Insured

        1,270   Dormitory Authority of the State of New York, Revenue                 5/12 at 101.00         AAA          1,370,965
                 Bonds, State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/16 - FGIC Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.1%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
$       1,000    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA        $ 1,056,340
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,049,840

        3,000   Dormitory Authority of the State of New York, Ellis Hospital,         8/05 at 102.00         AAA          3,107,730
                 FHA-Insured Mortgage Hospital Revenue Bonds, Series 1995,
                 5.600%, 8/01/25 - MBIA Insured

        1,500   Dormitory Authority of the State of New York (Vassar Brothers         1/08 at 102.00         AAA          1,590,285
                 Hospital), Revenue Bonds, Series 1997, 5.250%, 7/01/17 -
                 FSA Insured

        2,910   Dormitory Authority of the State of New York, The New York            2/08 at 101.00         AAA          2,930,079
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        3,000   Dormitory Authority of the State of New York (Catholic                7/09 at 101.00         AAA          3,168,390
                 Health Services of Long Island Obligated Group), St. Charles
                 Hospital and Rehabilitation Center Revenue Bonds,
                 Series 1999A, 5.500%, 7/01/22 - MBIA Insured

        3,450   Dormitory Authority of the State of New York, Winthrop                7/11 at 101.00         AAA          3,578,961
                 South Nassau University Health System Obligated Group,
                 Series 2001A, Winthrop University Hospital Association
                 Revenue Bonds, 5.250%, 7/01/31 - AMBAC Insured

        4,700   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          4,888,470
                 Hospital Insured Mortgage Revenue Bonds, 1994 Series A
                 Refunding, 5.375%, 2/15/25 - MBIA Insured

        1,400   Dormitory Authority of the State of New York, FHA-Insured             8/12 at 100.00         AAA          1,448,188
                 Mortgage Hospital Revenue Bonds, Saint Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.8%

        2,240   New York State Housing Finance Agency, Housing Project                5/06 at 102.00         AAA          2,461,267
                 Mortgage Revenue Bonds, 1996 Series A Refunding,
                 6.125%, 11/01/20 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.9%

        1,200   State of New York Mortgage Agency, Homeowner Mortgage                10/03 at 102.00         Aa1          1,226,688
                 Revenue Bonds, Series 30-C-1, 5.850%, 10/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

        1,000   Industrial Development Agency, Town of Babylon, New York,             8/09 at 101.00         AAA          1,090,780
                 Civic Facility Revenue Bonds, Series 2000B (WSNCHS East,
                 Inc. Project), 6.000%, 8/01/24 - MBIA Insured

          850   Dormitory Authority of the State of New York, NYSARC, Inc.            7/11 at 102.00         AAA            865,989
                 Insured Revenue Bonds, Series 2001A, 5.000%, 7/01/26 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.8%

        1,510   County of Erie, New York, General Obligation Bonds,                   6/05 at 101.50         AAA          1,646,232
                 1995 Series B, 5.625%, 6/15/20 - FGIC Insured

          210   Nassau County, New York, General Obligation Serial                      No Opt. Call         AAA            242,409
                 General Improvement Bonds, Series 1993-H,
                 5.500%, 6/15/16 - MBIA Insured

        1,500   Nassau County, New York, General Obligation Serial General            8/04 at 103.00         AAA          1,621,185
                 Improvement Bonds, Series O, 5.700%, 8/01/13 - FGIC Insured

        1,000   County of Nassau, New York, General Improvement Bonds,                3/10 at 100.00         AAA          1,145,490
                 Series E, 6.000%, 3/01/19 - FSA Insured

        4,000   The City of New York, New York, General Obligation Bonds,               No Opt. Call         AAA          4,573,160
                 Fiscal 1995 Series E, 8.000%, 8/01/05 - MBIA Insured

        2,000   The City of New York, New York, General Obligation Bonds,             2/08 at 101.00         AAA          2,156,660
                 Fiscal 1998 Series F, 5.250%, 8/01/16 - FGIC Insured

        2,115   City of Niagara Falls, Niagara County, New York, Water                  No Opt. Call         AAA          2,719,509
                 Treatment Plant Serial Bonds, Series 1994, 8.500%, 11/01/08
                 (Alternative Minimum Tax) - MBIA Insured

                City of Niagara Falls, Niagara County, New York, Public
                Improvement Serial Bonds, Series 1994:
        1,000    7.500%, 3/01/13 - MBIA Insured                                         No Opt. Call         AAA          1,304,740
        2,000    6.900%, 3/01/22 - MBIA Insured                                       3/04 at 102.00         AAA          2,132,220

        1,000   Red Hook Central School District, Dutchess County,                    6/12 at 100.00         Aaa          1,067,990
                 New York, General Obligation Bonds, Series 2002
                 Refunding, 5.125%, 6/15/18 - FSA Insured

                County of Suffolk, New York, Public Improvement Serial
                Bonds, 2000 Series A:
          500    6.000%, 5/01/19 - MBIA Insured                                       5/10 at 101.00         AAA            575,730
          500    6.000%, 5/01/20 - MBIA Insured                                       5/10 at 101.00         AAA            575,595


                                       37


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.3%

$       1,350   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA        $ 1,487,093
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          1,087,930
        2,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          2,030,200

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,500    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,612,200
        1,300    5.000%, 11/15/32 - FSA Insured                                      11/12 at 100.00         AAA          1,320,280

          500   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA            563,770
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 2000A, 5.875%, 1/01/30 -
                 AMBAC Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2003 Series C:
        1,000    5.250%, 8/01/20 - AMBAC Insured                                      8/12 at 100.00         AAA          1,067,190
        1,345    5.250%, 8/01/21 - AMBAC Insured                                      8/12 at 100.00         AAA          1,425,835

        1,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,547,535
                 Future Tax Secured Bonds, Fiscal 2003 Series D Refunding,
                 5.000%, 2/01/22 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101.00         AAA          1,110,030
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Mental Health           8/10 at 100.00         AAA          2,062,100
                 Facilities Improvement Revenue Bonds, Series 2000D,
                 5.250%, 8/15/30 - FSA Insured

        1,500   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          1,545,735
                 Mental Health Services Facilities Improvement Revenue
                 Bonds, 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00         AAA          2,032,100
                 Income Tax Revenue Bonds, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured

                Dormitory Authority of the State of New York, School Districts
                Financing Program Revenue Bonds, Series 2002D:
        4,300    5.250%, 10/01/23 - MBIA Insured                                     10/12 at 100.00         AAA          4,518,225
          875    5.000%, 10/01/30 - MBIA Insured                                     10/12 at 100.00         AAA            888,563

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002B:
          545    5.375%, 4/01/17 - AMBAC Insured                                      4/12 at 100.00         AAA            595,789
          600    5.375%, 4/01/18 - AMBAC Insured                                      4/12 at 100.00         AAA            651,684
        1,000    5.000%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          1,041,550

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002A:
        1,500    5.250%, 4/01/17 - FSA Insured                                        4/12 at 100.00         AAA          1,624,635
        1,000    5.250%, 4/01/18 - FSA Insured                                        4/12 at 100.00         AAA          1,076,080

        1,250   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          1,316,075
                 Fund, Series 2003A, Second General, 5.250%, 4/01/23
                 (WI, settling 4/03/03) - MBIA Insured

        1,900   New York State Urban Development Corporation, Correctional              No Opt. Call         AAA          2,142,060
                 Facilities Bonds, 5.250%, 1/01/14 - FSA Insured

        1,000   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA          1,087,460
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21 - FGIC Insured

        1,250   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA          1,430,313
                 Transportation Revenue Bonds, Series B,
                 5.875%, 7/01/35 - MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Transportation        No Opt. Call         AAA          1,158,130
                 Revenue Bonds, Series E Refunding, 5.500%, 7/01/18 -
                 FSA Insured

        1,500   Suffolk County Judicial Facilities Agency, New York,                 10/09 at 101.00         AAA          1,590,435
                 Service Agreement Revenue Bonds, Series 1999 (John P.
                 Colahan Court Complex), 5.000%, 4/15/16 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.0%

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002A Refunding:
          500    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA            548,705
        1,750    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          1,782,708


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA        $ 2,037,380
                 Revenue Bonds, Series 2002E Refunding,
                 5.000%, 11/15/25 - MBIA Insured

          500   Niagara Frontier Transportation Authority, New York, Buffalo          4/09 at 101.00         AAA            528,125
                 Niagara International Airport, Airport Revenue Bonds,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        1,000   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          1,060,010
                 Bonds, One Hundred Twentieth Series, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            895,307
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,428,800


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.8%

                Longwood Central School District, Suffolk County, New York,
                Serial Bonds, Series 2000:
          500    5.750%, 6/15/19 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa            587,870
          500    5.750%, 6/15/20 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa            587,870

        1,500   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          1,635,285
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured

          500   Metropolitan Transportation Authority, New York, Dedicated Tax       10/14 at 100.00         AAA            559,190
                 Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded to
                 10/01/14) - FSA Insured

        2,000   Metropolitan Transportation Authority, New York, Dedicated Tax        4/10 at 100.00         AAA          2,355,980
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded to
                 4/01/10) - FGIC Insured

        1,500   The City of New York, New York, General Obligation Bonds,             8/03 at 100.00         AAA          1,522,035
                 Fiscal 1990 Series F, 6.000%, 8/01/19 - FGIC Insured

          340   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            406,949
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 (Pre-refunded to 6/15/10) - MBIA Insured

        1,975   New York State Medical Care Facilities Finance Agency,                8/04 at 100.00         AAA          2,115,363
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series C, 6.375%, 8/15/29 (Pre-refunded to 8/15/04)

        4,300   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          4,824,600
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.800%, 8/15/24 (Pre-refunded to
                 2/15/05) - AMBAC Insured

        3,550   New York State Medical Care Facilities Finance Agency,                8/05 at 102.00       AA***          4,020,766
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series F,
                 6.200%, 8/15/15 (Pre-refunded to 8/15/05)

        2,045   New York State Urban Development Corporation, Correctional            1/09 at 101.00         AAA          2,408,253
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.5%

        1,165   Islip Resource Recovery Agency, New York, Resource Recovery           7/04 at 102.00         AAA          1,244,756
                 System Revenue Bonds (1985 Facility), Series 1994B,
                 6.125%, 7/01/13 (Alternative Minimum Tax) - AMBAC Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        7,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          7,689,300
        2,000    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          2,059,400

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
          500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA            503,565
          625    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA            644,044

        2,280   New York State Energy Research and Development Authority,             5/03 at 101.50         AAA          2,365,500
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989A
                 (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax) - MBIA Insured

        2,500   New York State Energy Research and Development Authority,             7/05 at 102.00         AAA          2,626,975
                 Pollution Control Revenue Bonds, New York State Electric and
                 Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
                 (Alternative Minimum Tax) - MBIA Insured

        6,100   New York State Energy Research and Development Authority,             5/03 at 101.00         AAA          6,231,638
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation Project, Series 1992B, 6.500%, 5/15/32 (Alternative
                 Minimum Tax) - MBIA Insured


                                       39


                            Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.1%

$       1,830   Monroe County Water Authority, New York, Water Revenue                8/11 at 101.00         AAA        $ 1,901,297
                 Bonds, Series 2001, 5.250%, 8/01/36 - MBIA Insured

          500   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA            552,085
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA          1,101,640
                 Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29 - FSA Insured

        1,800   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          1,938,816
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.500%, 6/15/32 - FGIC Insured

        1,170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,261,716
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          1,037,360
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series A,
                 5.250%, 6/15/33 - FGIC Insured

        1,660   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,938,895
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series B,
                 6.100%, 6/15/31 - MBIA Insured

        1,000   Suffolk County Water Authority, New York, Water System                  No Opt. Call         AAA          1,113,790
                 Revenue Bonds, Series 1993 Refunding, 5.100%, 6/01/12 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     182,425   Total Long-Term Investments (cost $180,582,225) - 146.6%                                                195,344,633
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      2,907,811
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.8)%                                                        (65,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $133,252,444
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       40


                            Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1%

$       2,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00          A-        $ 1,864,720
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33

        3,775   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00          A-          3,573,755
                 Pass-through Bonds, Series 2001, 5.250%, 6/01/25

        2,050   TSASC, Inc., New York, Tobacco Asset-Backed Bonds,                    7/12 at 100.00          A1          1,931,018
                 Series 2002-1, 5.500%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.4%

        1,000   Monroe County Industrial Development Agency, New York,               10/11 at 101.00         Aaa          1,015,500
                 Civic Facility Revenue Bonds, Nazareth College of Rochester
                 Project, Series 2001, 5.000%, 10/01/31 - MBIA Insured

        7,000   The Trust for Cultural Resources of the City of New York,             7/12 at 100.00         AAA          7,233,870
                 New York, Revenue Bonds, Series 2001D, Museum of Modern
                 Art, 5.125%, 7/01/31 - AMBAC Insured

        4,000   Dormitory Authority of the State of New York, Mount Sinai School        No Opt. Call         AAA          4,265,080
                 of Medicine, Insured Revenue Bonds, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Series 1998A, New York University:
        3,250    6.000%, 7/01/18 - MBIA Insured                                         No Opt. Call         AAA          3,938,578
        3,000    5.750%, 7/01/27 - MBIA Insured                                         No Opt. Call         AAA          3,495,000


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.6%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,500    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,584,510
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,049,840

        2,000   Dormitory Authority of the State of New York, The New York            2/08 at 101.00         AAA          2,013,800
                 and Presbyterian Hospital, FHA-Insured Mortgage Hospital
                 Revenue Bonds, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        9,800   Dormitory Authority of the State of New York, The New York            8/09 at 101.00         AAA         10,329,886
                 Hospital Medical Center of Queens, FHA- Insured Mortgage
                 Revenue Bonds, Series 1999, 5.600%, 2/15/39 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York (Catholic Health         7/09 at 101.00         AAA          2,112,260
                 Services of Long Island Obligated Group), St. Francis Hospital
                 Revenue Bonds, Series 1999A, 5.500%, 7/01/22 - MBIA Insured

        2,500   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          2,663,675
                 Revenue Bonds, Bronx Lebanon Hospital, Series 1998E,
                 5.200%, 2/15/15 - MBIA Insured

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Saint Barnabas Hospital, Series
                2002A:
        1,400    5.125%, 2/01/22 - AMBAC Insured                                      8/12 at 100.00         AAA          1,448,188
        2,000    5.000%, 2/01/31 - AMBAC Insured                                      8/12 at 100.00         AAA          2,025,920

                Industrial Development Agency, Suffolk County, New York, Civic
                Facility Revenue Bonds, Huntington Hospital Project Bonds,
                Series 2002C:
          725    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            762,432
        1,045    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1          1,076,183


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.5%

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
        2,725    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA          2,818,849
        1,375    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA          1,423,620

                Dormitory Authority of the State of New York, GNMA Collateralized
                Revenue Bonds, Willow Towers, Inc. Project, Series 2002:
        1,000    5.250%, 2/01/22                                                      8/12 at 101.00         AAA          1,044,700
        2,500    5.400%, 2/01/34                                                      8/12 at 101.00         AAA          2,613,525


                                       41


                            Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) (continued)
                                    Portfolio of INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.1%

                City of Buffalo, New York, School Bonds, Series 2002B:
$       1,490    5.375%, 11/15/18 - MBIA Insured                                     11/12 at 100.00         AAA        $ 1,629,181
        2,375    5.375%, 11/15/20 - MBIA Insured                                     11/12 at 100.00         AAA          2,565,594

                Canandaigua City School District, Ontario County, New York,
                General Obligation Bonds, Series 2002A Refunding:
        1,240    5.375%, 4/01/17 - FSA Insured                                        4/12 at 101.00         Aaa          1,367,088
        1,300    4.000%, 4/01/18 - FSA Insured                                        4/12 at 101.00         Aaa          1,248,169
        1,355    4.000%, 4/01/19 - FSA Insured                                        4/12 at 101.00         Aaa          1,283,510

                Clarence Central School District, Erie County, New York, General
                Obligation Bonds, Series 2002 Refunding:
        1,235    4.000%, 5/15/18 - FSA Insured                                        5/12 at 100.00         Aaa          1,185,427
        1,285    4.000%, 5/15/19 - FSA Insured                                        5/12 at 100.00         Aaa          1,216,792
        1,335    4.000%, 5/15/20 - FSA Insured                                        5/12 at 100.00         Aaa          1,245,996
        1,390    4.000%, 5/15/21 - FSA Insured                                        5/12 at 100.00         Aaa          1,277,702

        3,000   The City of New York, New York, General Obligation Bonds,             3/11 at 101.00         AAA          3,244,290
                 Fiscal 2001 Series H, 5.250%, 3/15/16 - FGIC Insured

        3,250   The City of New York, New York, General Obligation Bonds,             3/12 at 100.00         AAA          3,329,657
                 Fiscal 2002 Series C, 5.125%, 3/15/25 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 40.3%

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        4,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          4,072,360
        3,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          3,045,300

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,290    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,392,775
        1,000    5.000%, 11/15/32 - FSA Insured                                      11/12 at 100.00         AAA          1,015,600

        1,000   Nassau County Interim Finance Authority, New York, Sales             11/10 at 100.00         AAA          1,097,370
                 Tax Secured Bonds, Series 2000A, 5.375%, 11/15/17 -
                 MBIA Insured

        4,245   New York City Transit Authority, Metropolitan Transportation          1/10 at 101.00         AAA          4,396,249
                 Authority, Triborough Bridge and Tunnel Authority, New York,
                 Certificates of Participation, Series 1999A, 5.250%, 1/01/29 -
                 AMBAC Insured

        5,000   New York City Transitional Finance Authority, New York, Future       11/11 at 101.00         AAA          5,464,750
                 Tax Secured Bonds, Fiscal 2002 Series B, 5.250%, 5/01/16 -
                 MBIA Insured

        1,000   New York City Transitional Finance Authority, New York, Future        8/12 at 100.00         AAA          1,060,100
                 Tax Secured Bonds, Fiscal 2003 Series C, 5.250%, 8/01/21 -
                 AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00         AAA          3,103,500
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29 - FSA Insured

        3,000   Dormitory Authority of the State of New York, School Districts       10/12 at 100.00         AAA          3,152,250
                 Financing Program Revenue Bonds, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        5,000   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          5,140,450
                 Fund Bonds, Series 2002A, 5.000%, 4/01/22 - FSA Insured

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          1,052,860
                 Fund, Series 2003A, Second General, 5.250%, 4/01/23
                 (WI, settling 4/03/03) - MBIA Insured

        8,600   New York State Urban Development Corporation, State                     No Opt. Call         AAA         10,001,800
                 Facilities Revenue Bonds, 1995 Refunding Series,
                 5.700%, 4/01/20 - FSA Insured

        3,000   New York State Urban Development Corporation, State Personal          3/12 at 100.00          AA          3,073,530
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002A, 5.125%, 3/15/27

        1,000   New York State Urban Development Corporation, State Personal          3/13 at 100.00         AAA          1,093,370
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002C-1, 5.500%, 3/15/20 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.8%

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Bonds, Series 2002A Refunding:
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,087,920
        4,000    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          4,074,760

        4,000   The Port Authority of New York and New Jersey, Consolidated           8/08 at 101.00         AAA          4,269,880
                 Bonds, One Hundred Twenty Fourth Series, 5.000%, 8/01/11
                 (Alternative Minimum Tax) - FGIC Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       3,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA        $ 3,043,320
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/32 -
                 MBIA Insured

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate           No Opt. Call         AAA            895,307
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.2%

        2,000   Dormitory Authority of the State of New York, City University         1/08 at 102.00         AAA          2,041,000
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.125%, 7/01/27 (Pre-refunded to 1/01/08) -
                 MBIA Insured

          815   New York State Housing Finance Agency, State University                 No Opt. Call         AAA          1,044,398
                 Construction Bonds, 1986 Series A, 8.000%, 5/01/11

        4,750   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          5,322,898
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured

        2,575   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,786,227
                 Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.7%

        1,000   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA          1,025,240
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22 - FSA Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        5,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          5,035,650
        2,715    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,797,726

        5,000   New York State Energy Research and Development Authority,            11/08 at 102.00         AAA          5,126,850
                 Pollution Control Revenue Refunding Bonds (Niagara Mohawk
                 Power Corporation Project), Series 1998A, 5.150%, 11/01/25 -
                 AMBAC Insured

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          5,236,400
                 Series HH, 5.250%, 7/01/29 - FSA Insured

        1,090   Industrial Development Agency, Westchester County, New York,          7/07 at 101.00         BBB          1,133,665
                 Resource Recovery Revenue Bonds, Westchester RESCO
                 Company Project, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.2%

        2,170   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00          AA          2,319,035
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series A,
                 5.500%, 6/15/33

        4,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          4,054,800
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series F,
                 5.000%, 6/15/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     172,930   Total Long-Term Investments (cost $173,129,557) - 148.9%                                                181,335,655
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      1,447,537
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (61,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $121,783,192
                ====================================================================================================================

                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original
                    Issue Insurance, Secondary Market Insurance or Portfolio
                    Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       43


                            Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
                            Portfolio of
                                    INVESTMENTS March 31, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.7%

$       2,000   The Children's Trust Fund, Puerto Rico, Tobacco Settlement            5/12 at 100.00          A-        $ 1,864,720
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.3%

        1,385   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA          1,416,689
                 Bonds (State University Dormitory Facilities Issue), Series 1999B,
                 5.125%, 7/01/28 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Mount Sinai               No Opt. Call         AAA          2,132,540
                 School of Medicine, Insured Revenue Bonds, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue         9/12 at 100.00          AA          2,018,620
                 Bonds, Long Island University, Series 2003A, 5.000%, 9/01/32 -
                 RAAI Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,005,900
                 Mount Saint Mary College, Series 2003, 5.000%, 7/01/32 -
                 RAAI Insured

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,          7/12 at 100.00         Aaa          2,635,575
                 Rochester Institute of Technology, Series 2002A,
                 5.250%, 7/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.6%
        2,640   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA          2,788,738
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Lutheran                2/13 at 100.00         AAA          2,031,720
                 Medical Center, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 2003, 5.000%, 8/01/31 - MBIA Insured

        3,000   Dormitory Authority of the State of New York, FHA-Insured             8/12 at 100.00         AAA          3,038,880
                 Mortgage Hospital Revenue Bonds, Saint Barnabas Hospital,
                 Series 2002A, 5.000%, 2/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4%

        1,185   Dormitory Authority of the State of New York, Shorefront              2/13 at 102.00         AAA          1,201,768
                 Jewish Geriatric Center, Inc., FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, Series 2002, 5.200%, 2/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.9%

        2,400   The City of New York, New York, General Obligation Bonds,             8/08 at 101.00         AAA          2,454,288
                 Fiscal 1998 Series H, 5.125%, 8/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 63.0%

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          1,018,090
        2,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          2,030,200

        3,000   Metropolitan Transportation Authority, New York, Dedicated Tax       11/12 at 100.00         AAA          3,046,800
                 Fund Bonds, Series 2002A, 5.000%, 11/15/32 - FSA Insured

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00        BBB+            568,428
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        3,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          3,237,360
                 Future Tax Secured Bonds, Fiscal 2003 Series C,
                 5.250%, 8/01/18 - AMBAC Insured

        2,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,063,380
                 Future Tax Secured Bonds, Fiscal 2003 Series D Refunding,
                 5.000%, 2/01/22 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Mental Health           8/09 at 101.00         AAA          2,069,000
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29 - FSA Insured

        1,290   New York State Environmental Facilities Corporation, State            1/13 at 100.00         AAA          1,324,469
                 Personal Income Tax Revenue Bonds, Series 2002A,
                 5.000%, 1/01/23 - FGIC Insured

        3,000   Dormitory Authority of the State of New York, State Personal          3/13 at 100.00         AAA          3,048,150
                 Income Tax Revenue Bonds, Series 2003A, 5.000%, 3/15/32 -
                 FGIC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   Dormitory Authority of the State of New York, School Districts       10/12 at 100.00         AAA        $ 3,152,250
                 Financing Program Revenue Bonds, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        3,500   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          3,645,425
                 Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, State Facilities and Equipment, Series
                2002C-1:
        1,000    5.500%, 3/15/20 - FGIC Insured                                       3/13 at 100.00         AAA          1,093,370
        1,000    5.000%, 3/15/33                                                      3/13 at 100.00          AA          1,009,740

        2,000   New York State Urban Development Corporation, Correctional              No Opt. Call         AA-          2,218,480
                 and Youth Facilities Service Contract Revenue Bonds,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        2,095   Puerto Rico Public Finance Corporation, 1998 Series A,                  No Opt. Call         AAA          2,258,955
                 Commonwealth Appropriation Bonds, 5.125%, 6/01/24 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 20.4%

        1,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          1,018,690
                 Revenue Bonds, Series 2002A Refunding, 5.000%, 11/15/25 -
                 FGIC Insured

        2,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          2,031,200
                 Revenue Bonds, Series 2002F Refunding, 5.000%, 11/15/31 -
                 MBIA Insured

        3,030   The Port Authority of New York and New Jersey, Consolidated          11/12 at 101.00         AAA          3,169,682
                 Bonds, One Hundred Twenty Eighth Series, 5.000%, 11/01/22 -
                 FSA Insured

        1,975   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          2,029,510
                 Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31 -
                 MBIA Insured

        2,000   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/13 at 100.00         AAA          2,033,700
                 General Revenue Bonds, Series 2003, 5.000%, 11/15/32 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.5%

        1,000   Guam Power Authority, Revenue Bonds, 1999 Series A,                  10/09 at 101.00         AAA          1,030,870
                 5.125%, 10/01/29 - MBIA Insured

        4,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          4,100,960
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                 FSA Insured

        2,000   Power Authority of the State of New York, General Revenue            11/12 at 100.00         Aa2          2,084,440
                 Bonds, Series 2002A, 5.000%, 11/15/20

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,094,560
                 Series HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.0%

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          1,013,700
                 Water and Sewer System Revenue Bonds, Fiscal 2002 Series F,
                 5.000%, 6/15/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

$      72,560   Total Long-Term Investments (cost $73,991,515) - 148.8%                                                  74,980,847
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.0%

$       1,000   New York State Energy Research and Development Authority,                                 VMIG-1          1,000,000
=============    Pollution Control Refunding Revenue Bonds, New York State
                 Electric and Gas Corporation, Variable Rate Demand Obligations,
                 Series 1994, 1.150%, 6/01/29+
                --------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      1,409,924
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.6)%                                                        (27,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $50,390,771
                ====================================================================================================================

                    At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original
                    Issue Insurance, Secondary Market Insurance or Portfolio
                    Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       45

                            Statement of
                                    ASSETS AND LIABILITIES March 31, 2003 (Unaudited)
                                                                                         NEW YORK          NEW YORK         NEW YORK
                                                                               INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                            (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $390,254,501, $515,636,010
   and $526,932,334, respectively)                                                   $429,086,711      $558,364,296     $569,446,475
Cash                                                                                    5,869,180         2,581,375              --
Receivables:
   Interest                                                                             6,031,289         7,830,144        8,168,879
   Investments sold                                                                            --         4,488,000        7,798,065
Other assets                                                                               26,656            41,462           32,147
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    441,013,836       573,305,277      585,445,566
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --                --          183,288
Payable for investments purchased                                                       2,350,779         2,509,259        2,535,672
Accrued expenses:
  Management fees                                                                         237,134           306,571          312,935
  Organization and offering costs                                                              --                --               --
  Other                                                                                   144,802           175,101          146,599
Preferred share dividends payable                                                          14,915            21,954           21,225
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                  2,747,630         3,012,885        3,199,719
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                144,000,000       193,000,000      197,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $294,266,206      $377,292,392     $385,245,847
====================================================================================================================================
Common shares outstanding                                                              17,699,489        23,420,962       24,083,739
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $      16.63      $      16.11     $      16.00
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $    176,995      $    234,210     $    240,837
Paid-in surplus                                                                       248,497,049       327,691,822      335,102,807
Undistributed (Over-distribution of) net investment income                              3,187,338         3,811,200        3,955,364
Accumulated net realized gain (loss) from investments                                   3,572,614         2,826,874        3,432,698
Net unrealized appreciation of investments                                             38,832,210        42,728,286       42,514,141
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $294,266,206      $377,292,392     $385,245,847
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000      200,000,000
   Preferred                                                                            1,000,000         1,000,000        1,000,000
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       46

                                                                                                            INSURED         INSURED
                                                                                          INSURED          NEW YORK        NEW YORK
                                                                                         NEW YORK          DIVIDEND        TAX-FREE
                                                                                   PREMIUM INCOME         ADVANTAGE       ADVANTAGE
                                                                                            (NNF)             (NKO)           (NRK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $180,582,225, $173,129,557                        $195,344,633      $181,335,655     $75,980,847
   and $74,991,515, respectively)
Cash                                                                                    1,710,276                --         581,134
Receivables:
   Interest                                                                             2,702,336         2,619,668         994,807
   Investments sold                                                                            --                --              --
Other assets                                                                               14,409             1,409          8,214
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    199,771,654       183,956,732      77,565,002
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                 --            31,055              --
Payable for investments purchased                                                       1,311,438         1,049,150              --
Accrued expenses:
  Management fees                                                                         108,826            53,878          21,728
  Organization and offering costs                                                              --             4,582          13,500
  Other                                                                                    87,104            28,196         136,047
Preferred share dividends payable                                                          11,842             6,679           2,956
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 1,519,210         1,173,540         174,231
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 65,000,000        61,000,000      27,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $133,252,444      $121,783,192     $50,390,771
====================================================================================================================================
Common shares outstanding                                                               8,321,313         7,957,934       3,508,150
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $      16.01      $      15.30     $     14.36
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     83,213      $     79,579     $    35,081
Paid-in surplus                                                                       118,271,340       112,922,667      49,427,676
Undistributed (Over-distribution of) net investment income                              1,304,159           141,991         (61,318)
Accumulated net realized gain (loss) from investments                                  (1,168,676)          432,857              --
Net unrealized appreciation of investments                                             14,762,408         8,206,098         989,332
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $133,252,444      $121,783,192     $50,390,771
====================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       47


                            Statement of
                                    OPERATIONS Six Months Ended March 31, 2003 (Unaudited)
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                              INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                           (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $11,235,360       $14,536,933      $14,474,730
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,378,733         1,785,427        1,821,214
Preferred shares - auction fees                                                          179,507           240,589          285,893
Preferred shares - dividend disbursing agent fees                                         14,959            14,959           19,945
Shareholders' servicing agent fees and expenses                                           29,025            29,126           26,922
Custodian's fees and expenses                                                             55,678            69,036           69,142
Directors'/Trustees' fees and expenses                                                     2,803             3,241            3,342
Professional fees                                                                          9,057            11,199           11,347
Shareholders' reports - printing and mailing expenses                                     20,338            21,671           23,977
Stock exchange listing fees                                                                8,091             8,091            8,091
Investor relations expense                                                                30,789            39,330           40,681
Portfolio insurance expense                                                                   --             8,605               --
Other expenses                                                                            17,293            19,850           18,130
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                           1,746,273         2,251,124        2,328,684
   Custodian fee credit                                                                   (7,044)          (28,022)         (23,766)
   Expense reimbursement                                                                      --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,739,229         2,223,102        2,304,918
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  9,496,131        12,313,831       12,169,812
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                     3,887,878         2,828,994        3,441,279
Change in net unrealized appreciation
   (depreciation) of investments                                                      (7,992,329)       (8,462,565)      (7,947,227)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (4,104,451)       (5,633,571)      (4,505,948)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From and in excess of net investment income                                             (670,190)         (884,726)        (734,561)
From accumulated net realized gains from investments                                    (147,627)         (281,037)        (478,550)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                  (817,817)       (1,165,763)      (1,213,111)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                            $ 4,573,863       $ 5,514,497      $ 6,450,753
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       48

                                                                                                           INSURED          INSURED
                                                                                         INSURED          NEW YORK         NEW YORK
                                                                                        NEW YORK          DIVIDEND         TAX-FREE
                                                                                  PREMIUM INCOME         ADVANTAGE        ADVANTAGE
                                                                                           (NNF)             (NKO)            (NRK)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 5,064,352       $ 4,420,958       $  855,546
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          632,608           585,158          147,187
Preferred shares - auction fees                                                           81,028            76,041           13,685
Preferred shares - dividend disbursing agent fees                                          9,972             4,987            2,028
Shareholders' servicing agent fees and expenses                                            9,828             1,568            1,066
Custodian's fees and expenses                                                             25,431            31,595            7,236
Directors'/Trustees' fees and expenses                                                     1,794               965              290
Professional fees                                                                          6,796             6,266            5,102
Shareholders' reports - printing and mailing expenses                                      9,340            11,266            5,091
Stock exchange listing fees                                                                5,798               450              136
Investor relations expense                                                                14,405             7,291            2,513
Portfolio insurance expense                                                                   80                --               --
Other expenses                                                                             8,808             2,558              720
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                             805,888           728,145          185,054
   Custodian fee credit                                                                   (3,683)          (12,579)          (3,796)
   Expense reimbursement                                                                      --          (271,702)         (72,461)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             802,205           443,864          108,797
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  4,262,147         3,977,094          746,749
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investments                                                    2,337,592           432,971               --
 Change in net unrealized appreciation
   (depreciation) of investments                                                      (3,811,715)       (3,932,891)         989,332
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                      (1,474,123)       (3,499,920)         989,332
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
 From and in excess of net investment income                                            (327,481)         (322,035)         (45,163)
 From accumulated net realized gains from investments                                         --           (73,477)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                  (327,481)         (395,512)         (45,163)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                                            $ 2,460,543       $    81,662       $1,690,918
====================================================================================================================================

*    For the period November 22, 2002 (commencement of operations) through March
     31, 2003.


                                 See accompanying notes to financial statements.


                                       49


                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited)

                             NEW YORK INVESTMENT QUALITY (NQN)     NEW YORK SELECT QUALITY (NVN)     NEW YORK QUALITY INCOME (NUN)
                             ---------------------------------  ---------------------------------- --------------------------------
                             SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                      3/31/03          9/30/02           3/31/03           9/30/02          3/31/03         9/30/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 9,496,131     $ 19,238,855      $ 12,313,831      $ 25,419,827     $ 12,169,812    $ 25,798,976
Net realized gain from investments  3,887,878        1,467,220         2,828,994         3,595,654        3,441,279       5,277,281
Change in net unrealized
   appreciation (depreciation)
   of investments                  (7,992,329)      19,814,204        (8,462,565)       23,028,908       (7,947,227)     21,416,228
Distributions to Preferred Shareholders:
   From and in excess of net
     investment income               (670,190)      (1,737,838)         (884,726)       (2,123,752)        (734,561)     (2,603,448)
   From accumulated net realized
     gains from investments          (147,627)        (246,687)         (281,037)         (837,116)        (478,550)        (89,293)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares
   from operations                  4,573,863       38,535,754         5,514,497        49,083,521        6,450,753      49,799,744
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
   investment income               (8,247,963)     (15,603,549)      (10,918,024)      (20,938,114)     (10,934,019)    (21,136,979)
From accumulated net realized gains
   from investments                (1,534,544)        (837,375)       (3,314,902)       (2,944,026)      (4,600,971)       (306,940)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (9,782,507)     (16,440,924)      (14,232,926)      (23,882,140)     (15,534,990)    (21,443,919)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions         --               --                --                --               --              --
Preferred shares offering costs            --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions              --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to
   Common shares                   (5,208,644)      22,094,830        (8,718,429)       25,201,381       (9,084,237)     28,355,825
Net assets applicable to Common
   shares at the beginning
   of period                      299,474,850      277,380,020       386,010,821       360,809,440      394,330,084     365,974,259
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $294,266,206     $299,474,850      $377,292,392      $386,010,821     $385,245,847    $394,330,084
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                 $  3,187,338     $  2,811,992      $  3,811,200      $  3,231,990     $  3,955,364    $  3,395,082
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       50

                                       INSURED NEW YORK                   INSURED NEW YORK                   INSURED NEW YORK
                                     PREMIUM INCOME (NNF)             DIVIDEND ADVANTAGE (NKO)           TAX-FREE ADVANTAGE (NRK)
                              ---------------------------------  ----------------------------------    -----------------------------
                                                                                            FOR THE                         FOR THE
                                                                                     PERIOD 3/26/02                 PERIOD 11/22/02
                                                                                      (COMMENCEMENT                   (COMMENCEMENT
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED     OF OPERATIONS)                  OF OPERATIONS)
                                       3/31/03          9/30/02           3/31/03   THROUGH 9/30/02                 THROUGH 3/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,262,147      $ 8,777,988       $ 3,977,094       $ 3,291,467                       $  746,749
Net realized gain from investments  2,337,592        1,881,239           432,971           696,461                               --
Change in net unrealized
    appreciation (depreciation)
    of investments                 (3,811,715)       5,098,567        (3,932,891)       12,145,709                          989,332
Distributions to Preferred
   Shareholders:
   From and in excess of net
     investment income               (327,481)        (863,336)         (322,035)         (289,910)                         (45,163)
   From accumulated net realized
     gains from investments                --               --           (73,477)               --                               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares from operations    2,460,543       14,894,458            81,662        15,843,727                        1,690,918
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net
   investment income               (3,782,038)      (7,302,336)       (3,557,199)       (2,964,146)                        (762,904)
From accumulated net realized gains
   from investments                        --               --          (623,098)               --                               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (3,782,038)      (7,302,336)       (4,180,297)       (2,964,146)                        (762,904)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --       113,645,250                       50,032,500
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions         --          333,731                --            14,017                           16,782
Preferred shares offering costs            --               --           (11,584)         (745,712)                        (686,800)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions              --          333,731           (11,584)      112,913,555                       49,362,482
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares                (1,321,495)       7,925,853        (4,110,219)      125,793,136                       50,290,496
Net assets applicable to Common
   shares at the beginning
   of period                      134,573,939      126,648,086       125,893,411           100,275                          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $133,252,444     $134,573,939      $121,783,192      $125,893,411                      $50,390,771
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                 $  1,304,159     $  1,116,285      $    141,991      $     37,411                      $   (61,318)
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       51


                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The New York Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc.
(NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of Insured New York Dividend Advantage's Common shares (NKO) and Insured New York Tax-Free Advantage's Common shares
(NRK) which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Insured New York Dividend Advantage
(NKO) and Insured New York Tax-Free Advantage (NRK), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC(formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2003, New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN), Insured New York Premium Income (NNF) and Insured New York Dividend Advantage (NKO) had outstanding when-issued purchase commitments of $2,350,779, $2,509,259, $2,535,672, $1,311,438 and $1,049,150, respectively. At
March 31, 2003, there were no such outstanding purchase commitments in Insured New York Tax-Free Advantage (NRK).


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage
(NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                                         INSURED     INSURED     INSURED
                                  NEW YORK     NEW YORK    NEW YORK     NEW YORK    NEW YORK    NEW YORK
                                INVESTMENT       SELECT     QUALITY      PREMIUM    DIVIDEND    TAX-FREE
                                   QUALITY      QUALITY      INCOME       INCOME   ADVANTAGE   ADVANTAGE
                                     (NQN)        (NVN)       (NUN)        (NNF)       (NKO)       (NRK)
--------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            960           --       2,200        1,320          --          --
   Series T                          2,400        1,720          --        1,280          --          --
   Series W                             --        2,400       2,200           --          --          --
   Series TH                            --        3,600       2,400           --       2,440       1,080
   Series F                          2,400           --       1,080           --          --          --
--------------------------------------------------------------------------------------------------------
Total                                5,760        7,720       7,880        2,600       2,440       1,080
========================================================================================================

Effective January 17, 2003, Insured New York Tax-Free Advantage (NRK) issued 1,080 Series TH $25,000 stated value Preferred shares.


Insurance
New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) invest at least 80% of their net assets in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended March 31, 2003.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Offering Costs
Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for InsuredNew York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK). InsuredNew York Dividend Advantage's (NKO) and Insured New York Tax-Free Advantage's (NRK) share of Common share offering costs ($238,500 and $105,000, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) in connection with their offering of Preferred shares ($757,296 and $686,800, respectively) were recorded as a reduction to paid-in surplus.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                        NEW YORK INVESTMENT          NEW YORK SELECT
                                                            QUALITY (NQN)             QUALITY (NVN)
                                                       ---------------------     ----------------------
                                                       SIX MONTHS       YEAR     SIX MONTHS        YEAR
                                                            ENDED      ENDED          ENDED       ENDED
                                                          3/31/03    9/30/02        3/31/03     9/30/02
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --         --             --          --
   Shares issued to shareholders
     due to reinvestment of distributions                      --         --             --          --
-------------------------------------------------------------------------------------------------------
                                                               --         --             --          --
=======================================================================================================
Preferred shares sold                                          --         --             --          --
=======================================================================================================

                                                          NEW YORK QUALITY           INSURED NEW YORK
                                                            INCOME (NUN)          PREMIUM INCOME (NNF)
                                                       ---------------------     ----------------------
                                                       SIX MONTHS       YEAR     SIX MONTHS        YEAR
                                                            ENDED      ENDED          ENDED       ENDED
                                                          3/31/03    9/30/02        3/31/03     9/30/02
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --         --              --         --
   Shares issued to shareholders
     due to reinvestment of distributions                      --         --              --     21,681
-------------------------------------------------------------------------------------------------------
                                                               --         --              --     21,681
=======================================================================================================
Preferred shares sold                                          --         --              --         --
=======================================================================================================
                                                       INSURED NEW YORK           INSURED NEW YORK
                                                    DIVIDEND ADVANTAGE (NKO)   TAX-FREE ADVANTAGE (NRK)
                                                    ------------------------   ------------------------
                                                              FOR THE PERIOD             FOR THE PERIOD
                                                                     3/26/02                   11/22/02
                                                                  (COMMENCE-                 (COMMENCE-
                                                                    MENT OF                     MENT OF
                                                        SIX MONTHOPERATIONS)                OPERATIONS)
                                                            ENDED    THROUGH                    THROUGH
                                                          3/31/03    9/30/02                    3/31/03
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                --   7,950,000                  3,500,000
   Shares issued to shareholders
     due to reinvestment of distributions                     --         934                      1,150
-------------------------------------------------------------------------------------------------------
                                                              --   7,950,934                  3,501,150
=======================================================================================================
Preferred shares sold                                         --       2,440                      1,080
=======================================================================================================


3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended March 31, 2003, were as follows:


                                                                        INSURED      INSURED      INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                             INVESTMENT       SELECT       QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY      QUALITY        INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                  (NQN)        (NVN)         (NUN)        (NNF)        (NKO)       (NRK)*
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
     securities             $25,690,515  $37,057,357   $38,499,155  $21,581,256  $17,108,274  $74,017,946
   Short-term securities             --           --            --           --           --   20,300,000
Sales and maturities:
   Long-term municipal
     securities              30,631,517   36,024,398    37,979,145   22,248,832   13,397,301           --
   Short-term securities             --           --            --           --    3,000,000   19,300,000
=========================================================================================================

*    For the period November 22, 2002 (commencement of operations) through March
     31, 2003.

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2003, the cost of investments were as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                            INVESTMENT       SELECT      QUALITY
                                               QUALITY      QUALITY       INCOME
                                                 (NQN)        (NVN)        (NUN)
--------------------------------------------------------------------------------
Cost of Investments                       $389,945,150 $515,497,723 $526,704,024
================================================================================


                                               INSURED      INSURED      INSURED
                                              NEW YORK     NEW YORK     NEW YORK
                                               PREMIUM     DIVIDEND     TAX-FREE
                                                INCOME    ADVANTAGE    ADVANTAGE
                                                 (NNF)        (NKO)        (NRK)
--------------------------------------------------------------------------------
Cost of Investments                       $180,526,542 $173,115,618  $74,991,515
================================================================================


Gross unrealized appreciation and gross unrealized depreciation on investments at March 31, 2003, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                     INVESTMENT       SELECT      QUALITY
                                                                        QUALITY      QUALITY       INCOME
                                                                          (NQN)        (NVN)        (NUN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $39,141,561  $42,884,786  $42,767,793
   Depreciation                                                              --      (18,213)     (25,342)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          $39,141,561  $42,866,573  $42,742,451
=========================================================================================================

                                                                        INSURED      INSURED      INSURED
                                                                       NEW YORK     NEW YORK     NEW YORK
                                                                        PREMIUM     DIVIDEND     TAX-FREE
                                                                         INCOME    ADVANTAGE    ADVANTAGE
                                                                          (NNF)        (NKO)        (NRK)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $14,818,091   $8,465,734   $1,093,123
   Depreciation                                                              --     (245,697)    (103,791)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                          $14,818,091   $8,220,037   $  989,332
=========================================================================================================

The tax components of undistributed net investment income and net realized gains at September 30, 2002, the Funds' last fiscal year end, were as follows:

                                                                                     INSURED      INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                          INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                                             QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                                               (NQN)         (NVN)        (NUN)        (NNF)        (NKO)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $3,647,464    $4,952,040   $5,102,990   $1,739,790     $640,637
Undistributed net ordinary income *               --        67,701      212,163           --      696,461
Undistributed net long-term capital gains  1,366,907     3.593,818    4,867,988           --           --
=========================================================================================================


The tax character of distributions paid during the period ended September 30, 2002, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                                                     INSURED      INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                                          INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND
                                             QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE
                                               (NQN)         (NVN)        (NUN)        (NNF)        (NKO)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income $17,260,569  $22,965,054   $23,646,890   $8,073,901   $2,650,830
Distributions from net ordinary income *       4,344           --         4,833       52,489           --
Distributions from net long-term
  capital gains                            1,084,062    3,781,142       396,233           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


At September 30, 2002, the Funds' last fiscal year end, Insured New York Premium Income (NNF) had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                                                        NEW YORK
                                                                         PREMIUM
                                                                          INCOME
                                                                           (NNF)
--------------------------------------------------------------------------------
Expiration year:
   2004                                                               $2,167,585
   2005                                                                  540,548
   2006                                                                       --
   2007                                                                       --
   2008                                                                  490,279
   2009                                                                  307,856
--------------------------------------------------------------------------------
Total                                                                 $3,506,268
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and InsuredNew York Premium Income (NNF) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
  ATTRIBUTABLE TO PREFERRED SHARES)                               MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)



Under Insured New York Dividend Advantage's (NKO) and Insured New York Tax-Free Advantage's (NRK) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================


For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                           2008                 .25%
2003                    .30                            2009                 .20
2004                    .30                            2010                 .15
2005                    .30                            2011                 .10
2006                    .30                            2012                 .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:


YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                           2007                 .32%
2003                    .32                            2008                 .24
2004                    .32                            2009                 .16
2005                    .32                            2010                 .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid May 1, 2003, to shareholders of record on April 15, 2003, as follows:

                                                                        INSURED      INSURED      INSURED
                               NEW YORK     NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK
                             INVESTMENT       SELECT       QUALITY      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY      QUALITY        INCOME       INCOME    ADVANTAGE    ADVANTAGE
                                  (NQN)        (NVN)         (NUN)        (NNF)        (NKO)        (NRK)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0805       $.0785        $.0765       $.0770       $.0745       $.0725
=========================================================================================================

                            Financial
                                    HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                        Investment Operations                               Less Distributions
                                 -------------------------------------------------------------------  -----------------------------
                                                            Distributions
                                                                 from and                               From and
                                                                in Excess    Distributions             in Excess
                                                                   of Net             from                of Net
                   Beginning                           Net     Investment          Capital            Investment   Capital
                      Common                     Realized/      Income to         Gains to             Income to  Gains to
                       Share            Net     Unrealized      Preferred        Preferred                Common    Common
                   Net Asset     Investment     Investment         Share-           Share-                Share-    Share-
                       Value         Income    Gain (Loss)        holders+         holders+    Total     holders   holders    Total
====================================================================================================================================
NEW YORK
INVESTMENT
QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)               $16.92          $ .54         $ (.22)         $(.04)           $(.01)    $ .27      $ (.47)    $(.09)  $ (.56)
2002                   15.67           1.09           1.20           (.10)            (.01)     2.18        (.88)     (.05)    (.93)
2001                   14.50           1.12           1.14           (.25)              --      2.01        (.84)       --     (.84)
2000                   14.44           1.19            .09           (.30)              --       .98        (.92)       --     (.92)
1999                   15.89           1.19          (1.30)          (.21)            (.02)     (.34)      (1.00)     (.09)   (1.09)
1998                   15.85           1.24            .09           (.22)              --      1.11       (1.06)     (.01)   (1.07)

NEW YORK SELECT
QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                16.48            .53           (.24)          (.04)            (.01)      .24        (.47)     (.14)    (.61)
2002                   15.41           1.09           1.13           (.09)            (.04)     2.09        (.89)     (.13)   (1.02)
2001                   14.57           1.15            .81           (.25)              --      1.71        (.87)       --     (.87)
2000                   14.64           1.22           (.05)          (.31)              --       .86        (.93)       --     (.93)
1999                   15.99           1.20          (1.28)          (.21)            (.01)     (.30)       (.99)     (.04)   (1.03)
1998                   15.90           1.19            .11           (.22)              --      1.08        (.99)       --     (.99)

NEW YORK QUALITY
INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                16.37            .51           (.19)          (.03)            (.02)      .27        (.45)     (.19)    (.64)
2002                   15.20           1.07           1.10           (.11)              --      2.06        (.88)     (.01)    (.89)
2001                   14.44           1.14            .72           (.25)              --      1.61        (.85)       --     (.85)
2000                   14.54           1.18           (.08)          (.30)              --       .80        (.90)       --     (.90)
1999                   15.90           1.15          (1.29)          (.22)            (.01)     (.37)       (.94)     (.03)    (.97)
1998                   15.66           1.15            .30           (.24)            (.01)     1.20        (.94)     (.02)    (.96)
====================================================================================================================================

                                                                Total Returns
                                                              ----------------
                                                                         Based
                         Offering                                           on
                        Costs and       Ending                          Common
                        Preferred       Common                 Based     Share
                            Share        Share      Ending        on       Net
                     Underwriting    Net Asset      Market    Market     Asset
                        Discounts        Value       Value     Value**   Value**
================================================================================
NEW YORK
INVESTMENT
QUALITY (NQN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                       $--       $16.63    $15.5600      1.69%     1.63%
2002                           --        16.92     15.8600     14.54     14.52
2001                           --        15.67     14.7200     12.44     14.12
2000                           --        14.50     13.8750     (1.52)     7.10
1999                         (.02)       14.44     15.0625     (8.13)    (2.45)
1998                           --        15.89     17.5000      2.60      7.27

NEW YORK SELECT
QUALITY (NVN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                        --        16.11     15.1500       .97      1.53
2002                           --        16.48     15.6200     15.35     14.27
2001                           --        15.41     14.5000     10.43     11.99
2000                           --        14.57     13.9375     (2.92)     6.14
1999                         (.02)       14.64     15.3750     (3.33)    (2.11)
1998                           --        15.99     16.9375      6.84      7.01

NEW YORK QUALITY
INCOME (NUN)
--------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                        --        16.00     14.7000      (.02)     1.78
2002                           --        16.37     15.3500     13.79     14.14
2001                           --        15.20     14.3300     12.63     11.39
2000                           --        14.44     13.5000     (3.79)     5.74
1999                          (.02)      14.54     15.0000     (4.13)    (2.60)
1998                           --        15.90     16.6250      8.89      7.90
================================================================================

                                                     Ratios/Supplemental Data
                      ----------------------------------------------------------------------------------------
                                     Before Credit/Reimbursement    After Credit/Reimbursement***
                                     ---------------------------    -----------------------------
                                                    Ratio of Net                    Ratio of Net
                                        Ratio of      Investment        Ratio of      Investment
                            Ending      Expenses       Income to        Expenses       Income to
                               Net    to Average         Average      to Average         Average
                            Assets    Net Assets      Net Assets      Net Assets      Net Assets
                        Applicable    Applicable      Applicable      Applicable      Applicable      Portfolio
                         to Common     to Common       to Common       to Common       to Common       Turnover
                       Shares (000)       Shares++        Shares++        Shares++        Shares++         Rate
================================================================================================================
NEW YORK
INVESTMENT
QUALITY (NQN)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                   $294,266          1.20%*          6.54%*          1.20%*          6.55%*            6%
2002                       299,475          1.22            6.90            1.21            6.92              9
2001                       277,380          1.27            7.29            1.24            7.31             21
2000                       256,711          1.26            8.39            1.24            8.41             32
1999                       255,347          1.22            7.78            1.22            7.79             17
1998                       278,372          1.18            7.88            1.18            7.88             20

NEW YORK SELECT
QUALITY (NVN)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                    377,292          1.21*           6.59*           1.19*           6.61*             6
2002                       386,011          1.23            7.06            1.22            7.07             15
2001                       360,809          1.28            7.59            1.26            7.61             31
2000                       341,311          1.28            8.49            1.28            8.49             20
1999                       342,282          1.19            7.75            1.18            7.75             13
1998                       369,617          1.14            7.51            1.14            7.51             11

NEW YORK QUALITY
INCOME (NUN)
----------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                    385,246          1.22*           6.38*           1.21*           6.40*             7
2002                       394,330          1.24            7.02            1.23            7.03             32
2001                       365,974          1.26            7.62            1.24            7.63             13
2000                       347,716          1.22            8.31            1.22            8.31             15
1999                       349,932          1.18            7.46            1.17            7.47              7
1998                       378,795          1.16            7.33            1.16            7.33             12
================================================================================================================

                         Preferred Shares at End of Period
                     ----------------------------------------
                       Aggregate     Liquidation
                          Amount      and Market        Asset
                     Outstanding           Value     Coverage
                            (000)      Per Share    Per Share
=============================================================
NEW YORK
INVESTMENT
QUALITY (NQN)
-------------------------------------------------------------
Year Ended 9/30:
2003(a)                 $144,000         $25,000      $76,088
2002                     144,000          25,000       76,992
2001                     144,000          25,000       73,156
2000                     144,000          25,000       69,568
1999                     144,000          25,000       69,331
1998                     120,000          25,000       82,994

NEW YORK SELECT
QUALITY (NVN)
-------------------------------------------------------------
Year Ended 9/30:
2003(a)                  193,000          25,000       73,872
2002                     193,000          25,000       75,001
2001                     193,000          25,000       71,737
2000                     193,000          25,000       69,211
1999                     193,000          25,000       69,337
1998                     150,000          25,000       86,603

NEW YORK QUALITY
INCOME (NUN)
-------------------------------------------------------------
Year Ended 9/30:
2003(a)                  197,000          25,000       73,889
2002                     197,000          25,000       75,042
2001                     197,000          25,000       71,443
2000                     197,000          25,000       69,126
1999                     197,000          25,000       69,408
1998                     170,000          25,000       80,705
=============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the six months ended March 31, 2003.


                                 See accompanying notes to financial statements.


                                  60-61 SPREAD


                               Financial Highlights (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:

                                                        Investment Operations                                Less Distributions
                                 -------------------------------------------------------------------  ------------------------------
                                                            Distributions
                                                                 from and                               From and
                                                                in Excess    Distributions             in Excess
                                                                   of Net             from                of Net
                   Beginning                           Net     Investment          Capital            Investment   Capital
                      Common                     Realized/      Income to         Gains to             Income to  Gains to
                       Share            Net     Unrealized      Preferred        Preferred                Common    Common
                   Net Asset     Investment     Investment         Share-           Share-                Share-    Share-
                       Value         Income    Gain (Loss)        holders+         holders+    Total     holders   holders    Total
====================================================================================================================================
INSURED NEW YORK
PREMIUM INCOME
(NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)               $16.17          $ .51         $ (.18)         $(.04)             $--     $ .29       $(.45)      $--    $(.45)
2002                   15.26           1.06            .83           (.10)              --      1.79        (.88)       --     (.88)
2001                   14.24           1.08            .99           (.24)              --      1.83        (.81)       --     (.81)
2000                   14.20           1.08            .07           (.29)              --       .86        (.82)       --     (.82)
1999                   15.68           1.07          (1.49)          (.23)              --      (.65)       (.83)       --     (.83)
1998                   14.95           1.06            .75           (.26)              --      1.55        (.82)       --     (.82)

INSURED NEW YORK
DIVIDEND ADVANTAGE
(NKO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                15.82            .50           (.44)          (.04)            (.01)      .01        (.45)     (.08)    (.53)
2002(b)                14.33            .41           1.62           (.04)              --      1.99        (.37)       --     (.37)

INSURED NEW YORK
TAX-FREE ADVANTAGE
(NRK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                14.33            .21            .28            (.01)             --       .48        (.22)       --     (.22)
====================================================================================================================================

                                                               Total Returns
                                                             ----------------
                                                                        Based
                        Offering                                           on
                       Costs and       Ending                          Common
                       Preferred       Common                 Based     Share
                           Share        Share      Ending        on       Net
                    Underwriting    Net Asset      Market    Market     Asset
                       Discounts        Value       Value     Value**   Value**
===============================================================================
INSURED NEW YORK
PREMIUM INCOME
(NNF)
-------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                      $--       $16.01    $15.3400      (.85)%    1.89%
2002                          --        16.17     15.9400     15.88     12.21
2001                          --        15.26     14.5700     15.32     13.11
2000                          --        14.24     13.3750      (.96)     6.38
1999                          --        14.20     14.3750     (3.37)    (4.33)
1998                          --        15.68     15.6875     11.29     10.67

INSURED NEW YORK
DIVIDEND ADVANTAGE
(NKO)
-------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                       --        15.30     14.7900      (.41)      .11
2002(b)                     (.13)       15.82     15.3900      5.16     13.18

INSURED NEW YORK
TAX-FREE ADVANTAGE
(NRK)
-------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                     (.23)       14.36     14.7000      (.54)     1.74
===============================================================================

                                                    Ratios/Supplemental Data
                    -----------------------------------------------------------------------------------------
                                  Before Credit/Reimbursement    After Credit/Reimbursement***
                                   ---------------------------    -----------------------------
                                                 Ratio of Net                    Ratio of Net
                                     Ratio of      Investment        Ratio of      Investment
                         Ending      Expenses       Income to        Expenses       Income to
                            Net    to Average         Average      to Average         Average
                         Assets    Net Assets      Net Assets      Net Assets      Net Assets
                     Applicable    Applicable      Applicable      Applicable      Applicable      Portfolio
                      to Common     to Common       to Common       to Common       to Common       Turnover
                    Shares (000)       Shares++        Shares++        Shares++        Shares++         Rate
=============================================================================================================
INSURED NEW YORK
PREMIUM INCOME
(NNF)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                $133,252          1.23%*          6.49%*          1.22%*          6.50%*           11%
2002                    134,574          1.25            6.92            1.24            6.92             17
2001                    126,648          1.29            7.24            1.28            7.25              8
2000                    118,171          1.30            7.80            1.29            7.81             17
1999                    117,800          1.29            7.03            1.29            7.03              8
1998                    129,306          1.29            6.99            1.29            6.99             15

INSURED NEW YORK
DIVIDEND ADVANTAGE
(NKO)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(a)                 121,783          1.21*           6.14*            .74*           6.61*             7
2002(b)                 125,893          1.15*           5.07*            .65*           5.57*            29

INSURED NEW YORK
TAX-FREE ADVANTAGE
(NRK)
-------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2003(c)                  50,391          1.08*           3.90*            .63*           4.35*            --
=============================================================================================================

                      Preferred Shares at End of Period
                    ----------------------------------------
                      Aggregate     Liquidation
                         Amount      and Market        Asset
                    Outstanding           Value     Coverage
                           (000)      Per Share    Per Share
============================================================
INSURED NEW YORK
PREMIUM INCOME
(NNF)
------------------------------------------------------------
Year Ended 9/30:
2003(a)                 $65,000         $25,000      $76,251
2002                     65,000          25,000       76,759
2001                     65,000          25,000       73,711
2000                     65,000          25,000       70,450
1999                     65,000          25,000       70,308
1998                     65,000          25,000       74,733

INSURED NEW YORK
DIVIDEND ADVANTAGE
(NKO)
------------------------------------------------------------
Year Ended 9/30:
2003(a)                  61,000          25,000       74,911
2002(b)                  61,000          25,000       76,596

INSURED NEW YORK
TAX-FREE ADVANTAGE
(NRK)
------------------------------------------------------------
Year Ended 9/30:
2003(c)                  27,000          25,000       71,658
============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the six months ended March 31, 2003.
(b)  For the period March 26, 2002 (commencement of operations) through
     September 30, 2002.
(c)  For the period November 22, 2002 (commencement of operations) through March
     31, 2003.

                                 See accompanying notes to financial statements.


                                  62-63 SPREAD


                   Build Your Wealth
                          AUTOMATICALLY



SIDEBAR TEXT:NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.




NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                   Fund
                     INFORMATION



BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended March 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                   Serving Investors
                             FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

A premier asset management firm managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive |
Chicago, Illinois 60606 | www.nuveen.com


                                                                     ESA-B-0303D